SERIES 1998-3 SUPPLEMENT
                         Dated as of June 26, 1998

                                     to

                            AMENDED AND RESTATED
                      POOLING AND SERVICING AGREEMENT
                         Dated as of June 26, 1998

                                $750,000,000

                                   among

                  PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                 Transferor

                        PARTNERS FIRST HOLDINGS, LLC
                                  Servicer

                                    and

                            THE BANK OF NEW YORK
                                  Trustee

               on behalf of the Series 1998-3 Securityholders

                       ______________________________

                  PARTNERS FIRST CREDIT CARD MASTER TRUST

                               Series 1998-3

                       ______________________________





                             TABLE OF CONTENTS


                                 ARTICLE I

                  Creation of the Series 1998-3 Securities

 Section 1.1.  Designation . . . . . . . . . . . . . . . . . . . . . . .  1

                                 ARTICLE II

                                Definitions

 Section 2.1.  Definitions . . . . . . . . . . . . . . . . . . . . . . .  2
 Section 2.2.  Form of Delivery of Series 1998-3 Securities;
                 Depositary  . . . . . . . . . . . . . . . . . . . . . . 20

                                ARTICLE III

                       Servicing Fee and Interchange

 Section 3.1.  Servicing Compensation; Interchange . . . . . . . . . . . 20

                                 ARTICLE IV

                Rights of Series 1998-3 Securityholders and
                 Allocation and Application of Collections

 Section 4.1.   Collections and Allocations  . . . . . . . . . . . . . . 22
 Section 4.2.   Determination of Monthly Interest  . . . . . . . . . . . 24
 Section 4.3.   Principal Funding Account; Controlled Accumulation
                  Period . . . . . . . . . . . . . . . . . . . . . . . . 26
 Section 4.4.   Required Amount  . . . . . . . . . . . . . . . . . . . . 28
 Section 4.5.   Application of Class A Available Funds, Class B
                  Available Funds, Collateral Available Funds,
                  Class D Available Funds and Available Principal
                  Collections  . . . . . . . . . . .   . . . . . . . . . 29
 Section 4.6.   Defaulted Amounts; Charge-Offs . . . . . . . . . . . . . 32
 Section 4.7.   Excess Spread; Excess Finance Charge Collections . . . . 34
 Section 4.8.   Redirected Principal Collections . . . . . . . . . . . . 36
 Section 4.9.   Excess Finance Charge Collections  . . . . . . . . . . . 37
 Section 4.10.  Redirected Investor Finance Charge Collections . . . . . 38
 Section 4.11.  Shared Principal Collections . . . . . . . . . . . . . . 39
 Section 4.12.  Reserve Account  . . . . . . . . . . . . . . . . . . . . 39
 Section 4.13.  Determination of LIBOR . . . . . . . . . . . . . . . . . 41
 Section 4.14.  Investment Instructions  . . . . . . . . . . . . . . . . 41
 Section 4.15.  Yield Supplement Account . . . . . . . . . . . . . . . . 41

                                 ARTICLE V

                        Distributions and Reports to
                       Series 1998-3 Securityholders

 Section 5.1.   Distributions  . . . . . . . . . . . . . . . . . . . . . 43
 Section 5.2.   Reports and Statements to Series 1998-3
                  Securityholders  . . . . . . . . . . . . . . . . . . . 44

                                 ARTICLE VI

                               Pay Out Events

 Section 6.1.   Pay Out Events . . . . . . . . . . . . . . . . . . . . . 45

                                ARTICLE VII

                  Optional Repurchase; Series Termination

 Section 7.1.   Optional Repurchase  . . . . . . . . . . . . . . . . . . 46
 Section 7.2.   Series Termination . . . . . . . . . . . . . . . . . . . 47
 Section 7.3.   [Reserved] . . . . . . . . . . . . . . . . . . . . . . . 47
 Section 7.4.   Constituent Class D Securities . . . . . . . . . . . . . 47
 Section 7.5    Legends; Transfer and Exchange; Restrictions on
                  Transfer of Series 1998-3 Securities; Tax
                  Treatment  . . . . . . . . . . . . . . . . . . . . . . 48
 Section 7.6    Defeasance . . . . . . . . . . . . . . . . . . . . . . . 48

                                ARTICLE VIII

                            Final Distributions

 Section 8.1.   Sale of Receivables or Securityholders' Interest
                  pursuant to Section 2.6 or 10.1 of the Agreement
                  and Section 7.1 or 7.2 of this Supplement  . . . . . . 49
 Section 8.2.   Distribution of Proceeds of Sale, Disposition or
                  Liquidation of the Receivables pursuant to
                  Section 9.1 of the Agreement . . . . . . . . . . . . . 51

                                 ARTICLE IX

                          Miscellaneous Provisions

 Section 9.1.   Ratification of Agreement  . . . . . . . . . . . . . . . 53
 Section 9.2.   Counterparts . . . . . . . . . . . . . . . . . . . . . . 53
 Section 9.3.   Governing Law  . . . . . . . . . . . . . . . . . . . . . 53


                                  EXHIBITS

 Exhibit A-1  - Form of Class A Security
 Exhibit A-2  - Form of Class B Security
 Exhibit B    - Form of Monthly Payment Instructions and Notification to
                  the Trustee
 Exhibit C    - Form of Monthly Series 1998-3 Securityholders' Statement
 Exhibit D    - Form of Servicer's Certificate






      SERIES 1998-3 SUPPLEMENT, dated as of June 26, 1998 (the "Supplement"), between PARTNERS FIRST RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as Transferor, PARTNERS FIRST HOLDINGS, LLC, as Servicer, and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity, but solely as Trustee.

           Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Agreement"), among the Transferor, the Servicer and the Trustee, the Transferor has created the Partners First Credit Card Master Trust (the "Trust"). Section 6.3 of the Agreement provides that the Transferor may from time to time direct the Trustee to authenticate one or more new Series of Investor Securities representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

           Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and specify the Principal Terms thereof.


                                 ARTICLE I

                  Creation of the Series 1998-3 Securities

           Section 1.1.  Designation.

           (a) There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Supplement to be known as "Partners First Credit Card Master Trust, Series 1998-3." The Series 1998-3 Securities shall be issued in three Classes, the first of which shall be known as the "Class A Series 1998-3 Floating Rate Asset Backed Securities," the second of which shall be known as the "Class B Series 1998-3 Floating Rate Asset Backed Securities" and the third of which shall be known as the "Class D Series 1998-3 Asset Backed Securities." In addition, there is hereby created a fourth Class of uncertificated interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Securities" for all purposes under the Agreement and this Supplement (other than for purposes of the definition of the term "Tax Opinion" in Section
 1.1 of the Agreement) and which shall be known as the "Collateral Interest, Series 1998-3." The Collateral Interest shall be considered a Class of Series 1998-3 for all purposes of the Agreement and this Supplement, including for purposes of voting concerning the liquidation of the Trust pursuant to Section 9.1 of the Agreement. The Collateral Interest Holder shall be deemed to be the Series Enhancer for all purposes under the Agreement and this Supplement.

           (b) Series 1998-3 shall be included in Group I and shall be a Principal Sharing Series. Series 1998-3 shall be an Excess Allocation Series. Series 1998-3 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1998-3 shall be the August 17, 1998 Distribution Date and the first Monthly Period shall begin on and include June 26, 1998 and end on and include July 31, 1998.

           (c) Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Securities shall not be applicable to the Collateral Interest, (ii) the Opinion of Counsel specified in clause
 (d) of the definition of Tax Opinion shall not be required pursuant to
 Section 6.3(b)(vi) of the Agreement with respect to the Collateral Interest and the Class D Securities and (iii) the Tax Opinion required pursuant to
 Section 6.3(b)(vi) of the Agreement shall address the effect of the issuance of the Collateral Interest and the Class D Securities but parts
 (a) and (c) of any such Tax Opinion shall not address, or be required to address, any tax consequences that shall result to any Collateral Interest Holder or Class D Securityholder.


                                 ARTICLE II

                                Definitions

           Section 2.1.  Definitions.

           (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

           "Additional Interest" means, with respect to any Distribution Date, the Class A Additional Interest, the Class B Additional Interest and Collateral Additional Interest for such Distribution Date.

           "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.

           "Applicable Class A Spread" shall mean 0.13% per annum.

           "Applicable Class B Spread" shall mean 0.36% per annum.

           "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of Series 1998-3 Allocable Principal Collections received during such Monthly Period minus (ii) the amount of Redirected Principal Collections with respect to such Monthly Period which pursuant to subsection 4.8(a) , (b) or (c) are required to fund the Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1998-3 in accordance with Section 4.4 of the Agreement and Section 4.11 hereof, and (c) any other amounts which pursuant to Section 4.5 or 4.7 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

           "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

           "Base Rate" shall mean, with respect to any Monthly Period, the sum of the weighted average of the Class A Interest Rate, the Class B Interest Rate, the Collateral Rate and the Class D Interest Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount, the Collateral Invested Amount and the Class D Invested Amount, respectively, as of the last day of such Monthly Period) plus the product of 2.00% and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount each as of the last day of such Monthly Period.

           "Charge-Offs" shall mean Class A Charge-Offs, Class B Charge-Offs, Collateral Charge-Offs and Class D Charge-Offs.

           "Class A Additional Interest" shall have the meaning specified in subsection 4.2(a).

           "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount less the Principal Funding Account Balance (but not in excess of the Class A Invested Amount) on such date.

           "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class A Floating Percentage of the sum of the Redirected Investor Finance Charge Collections and the Yield Supplement Draw Amount, if any, for the Distribution Date related to such Monthly Period and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class A Available Funds with respect to such Distribution Date.

           "Class A Charge-Offs" shall have the meaning specified in subsection 4.6(a).

           "Class A Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

           "Class A Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Class A Initial Invested Amount" shall mean $528,000,000.

           "Class A Interest Rate" shall mean, for any Interest Period with respect to the Class A Securities, a per annum rate equal to LIBOR determined on the related LIBOR Determination Date plus the Applicable Class A Spread, calculated on the basis of actual days elapsed and a 360-day year.

           "Class A Interest Shortfall" shall have the meaning specified in subsection 4.2(a).

           "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Charge-Offs for all prior Distribution Dates over Class A Charge-Offs reimbursed pursuant to subsection 4.7(b) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

           "Class A Monthly Interest" shall have the meaning specified in subsection 4.2(a).

           "Class A Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and denominator of which is the Initial Invested Amount.

           "Class A Required Amount" shall have the meaning specified in subsection 4.4(a).

           "Class A Scheduled Payment Date" shall mean the June 2003 Distribution Date.

           "Class A Securities" shall mean any one of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

           "Class A Securityholder" shall mean the Person in whose name a Class A Security is registered in the Security Register.

           "Class A Servicing Fee" shall have the meaning specified in
 Section 3.1.

           "Class B Additional Interest" shall have the meaning specified in subsection 4.2(b).

           "Class B Adjusted Invested Amount" shall mean an amount equal to the Class B Invested Amount less the positive difference, if any, between the Principal Funding Account Balance and the Class A Invested Amount on such date.

           "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) following the payment in full of the principal amount of the Class A Securities, the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class B Floating Percentage of the sum of the Redirected Investor Finance Charge Collections and the Yield Supplement Draw Amount, if any, for the Distribution Date related to such Monthly Period and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class B Available Funds with respect to such Distribution Date.

           "Class B Charge-Offs" shall have the meaning specified in subsection 4.6(b).

           "Class B Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

           "Class B Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Class B Initial Invested Amount" shall mean $113,000,000.

           "Class B Interest Rate" shall mean, for any Interest Period with respect to the Class B Securities, a per annum rate equal to LIBOR plus the Applicable Class B Spread determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

           "Class B Interest Shortfall" shall have the meaning specified in subsection 4.2(b).

           "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Securityholders on or prior to such date, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.8(a) (excluding any Redirected Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to Section 4.8), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.6(a) and plus (f) the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.7(m) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

           "Class B Monthly Interest" shall have the meaning specified in subsection 4.2(b).

           "Class B Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Class B Required Amount" shall have the meaning set forth in subsection 4.4(b).

           "Class B Scheduled Payment Date" shall mean the June 2003 Distribution Date.

           "Class B Securities" shall mean any one of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

           "Class B Securityholder" shall mean the Person in whose name a Class B Security is registered in the Security Register.

           "Class B Servicing Fee" shall have the meaning specified in
 Section 3.1.

           "Class D Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the product of (i) the Class D Floating Percentage and (ii) the sum of the Redirected Investor Finance Charge Collections and the Yield Supplement Draw Amount, if any, for the Distribution Date related to such Monthly Period.

           "Class D Charge-Offs" shall have the meaning specified in subsection 4.6(d).

           "Class D Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Default Amount for the related Monthly Period and (ii) the Class D Floating Percentage for such Monthly Period.

           "Class D Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class D Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class D Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class D Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Class D Initial Invested Amount" shall mean $42,000,000.

           "Class D Interest Rate" shall mean, for any Interest Period with respect to the Class D Securities, 0% per annum or such greater rate as may be designated from time to time by the Servicer upon satisfaction of the Rating Agency Condition.

           "Class D Interest Shortfall" shall have the meaning specified in subsection 4.2(d).

           "Class D Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class D Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class D Securityholders prior to such date, minus (c) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.8, minus (e) an amount equal to the amount by which the Class D Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.6(a), (b) and (c) and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.7(m) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class D Invested Amount may not be reduced below zero.

           "Class D Monthly Interest" shall have the meaning specified in subsection 4.2(d).

           "Class D Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class D Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class D Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Class D Securities" shall mean any one of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3.

           "Class D Securityholder" shall mean the Person in whose name a Class D Security is registered in the Security Register.

           "Class D Servicing Fee" shall have the meaning specified in
 Section 3.1.

           "Clearing System Certificate" shall mean a certificate in substantially the form of Exhibit E hereto or such other form of certificate as shall be satisfactory to the Trustee, Euroclear and Cedel.

           "Closing Date" shall mean June 26, 1998.

           "Collateral Additional Interest" shall have the meaning specified in subsection 4.2(c).

           "Collateral Available Funds" shall mean with respect to any Monthly Period, the product of (i) the Collateral Floating Percentage and
 (ii) an amount equal to the sum of the Redirected Investor Finance Charge Collections with respect to the preceding Monthly Period and the Yield Supplement Draw Amount, if any, for such Distribution Date.

           "Collateral Charge-Offs" shall have the meaning specified in subsection 4.6(c).

           "Collateral Default Amount" shall mean, with respect to any Distribution Date, the product of (i) the Series Default Amount for the related Monthly Period and (ii) the Collateral Floating Percentage.

           "Collateral Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is the Adjusted Invested Amount as of the close of business on such last day; provided, however, that with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Collateral Initial Invested Amount" shall mean $67,000,000.

           "Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement.

           "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

           "Collateral Interest Shortfall" shall have the meaning specified in subsection 4.2(c).

           "Collateral Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates pursuant to subsection 4.6(c), minus (d) the aggregate amount of Redirected Principal Collections allocated on all prior Distribution Dates pursuant to Section
 4.8 allocable to the Collateral Invested Amount (excluding any Redirected Principal Collections that have resulted in a reduction in the Class D Invested Amount pursuant to Section 4.8), minus (e) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.6(a) and (b), plus
 (f) the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.7(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

           "Collateral Monthly Interest" shall have the meaning specified in subsection 4.2(c).

           "Collateral Monthly Principal" shall mean (a) with respect to any Distribution Date relating to the Revolving Period following any reduction of the Required Enhancement Amount pursuant to clause (z) of the proviso in the definition thereof, an amount equal to the lesser of (i) the excess, if any, of the sum of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Redirected Principal Collections for which the Class D Invested Amount was not reduced on such Distribution Date and after giving effect to any adjustments thereto for the benefit of the holders of the Series 1998-3 Securities on such Distribution Date) and the Class D Invested Amount (after giving effect to all distributions and deposits to be made on such Distribution Date) over the Required Enhancement Amount on such Distribution Date, and (ii) the Available Principal Collections on such Distribution Date or (b) with respect to any Distribution Date relating to the Controlled Accumulation Period an amount equal to the lesser of (i) the excess, if any, of the sum of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Redirected Principal Collections on such Distribution Date and after giving effect to any adjustments thereto for the benefit of the holders of the Series 1998-3 Securities on such Distribution Date) and the Class D Invested Amount (after giving effect to all distributions and deposits to be made on such Distribution Date) over the Required Enhancement Amount on such Distribution Date, and (ii) the excess, if any, of (A) the Available Principal Collections on such Distribution Date over (B) the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount for such Distribution Date.

           "Collateral Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Collateral Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

           "Collateral Rate" shall mean, for any Interest Period, the rate specified in the Loan Agreement.

           "Collateral Required Amount" shall have the meaning specified in subsection 4.4(c).

           "Collateral Servicing Fee" shall have the meaning set forth in
 Section 3.1.

           "Controlled Accumulation Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, $53,416,667; provided, however, that, if the Controlled Accumulation Period Length is determined to be less than 12 months, the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount and (y) the Controlled Accumulation Period Factor for the related Monthly Period divided by (ii) the Required Accumulation Factor Number.

           "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on May 31, 2002 or such later date as is determined in accordance with subsection 4.3(c) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Invested Amount and (c) the Series 1998-3 Termination Date.

           "Controlled Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the series invested amounts as of the last day of the prior Monthly Period of all outstanding Series, and the denominator of which is equal to the sum (without duplication) of (a) the Series Invested Amount as of the last day of the prior Monthly Period, (b) the series invested amounts as of the last day of the prior Monthly Period of all outstanding Series (other than Series 1998-3) that are not expected to be in their revolving periods, and
 (c) the series invested amounts as of the last day of the prior Monthly Period of all other outstanding Series that are not Principal Sharing Series and are in their revolving periods.

           "Controlled Accumulation Period Length" has the meaning specified in subsection 4.3(c).

           "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

           "Covered Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period or the first Distribution Date during the Early Amortization Period, if such Distribution Date occurs prior to the date the Class A Invested Amount and the Class B Invested Amount are paid in full, an amount equal to the product of (i) a fraction, the numerator of which is equal to the actual number of days in the related Interest Period and the denominator of which is 360, and (ii) the sum of
 (a) the product of (x) a fraction, the numerator of which is an amount equal to the excess, if any, of the outstanding principal amount of the Class A Securities over the Class A Adjusted Invested Amount, and the denominator of which is an amount equal to the excess of the sum of the outstanding principal amount of the Class A Securities and the outstanding principal amount of the Class B Securities, over the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount, in each such case as of the preceding Distribution Date and (y) the Class A Interest Rate in effect during such Interest Period and (b) the product of
 (x) a fraction, the numerator of which is equal to the excess, if any, of the outstanding principal amount of the Class B Securities over the Class B Adjusted Invested Amount, and the denominator of which is an amount equal to the excess of the sum of the outstanding principal amount of the Class A Securities and the outstanding principal amount of the Class B Securities, over the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount, in each case as of the preceding Distribution Date and (y) the Class B Interest Rate in effect during such Interest Period, and (iii) the Principal Funding Account Balance (but not in excess of the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount), if any, as of the preceding Distribution Date.

           "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited in the Principal Funding Account on such subsequent Distribution Date.

           "Distribution Date" shall mean August 17, 1998 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

           "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1998-3 is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Invested Amount and (ii) the Series 1998-3 Termination Date.

           "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (i) the amount set forth in subsection 4.7(o) initially allocated to Series 1998-3 but which is available to be allocated to other Excess Allocation Series and applied in accordance with the terms of the related Supplement to cover amounts payable with respect to such other Series from Collections of Finance Charge Receivables or (ii) amounts allocated to other Excess Allocation Series but which are available to cover Finance Charge Shortfalls with respect to Series 1998-3 in accordance with subsection 4.9.

           "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to subsections 4.5(a)(iv), 4.5(b)(iii), 4.5(c)(ii) and 4.5(d)(ii) with respect to such Distribution Date.

           "Finance Charge Shortfall" shall have the meaning specified in
 Section 4.9.

           "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (x) the Series 1998-3 Allocation Percentage with respect to such Monthly Period and (y) the sum of (i) the total amount of Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date); provided, however, that with respect to any Monthly Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in (y)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

           "Group I" shall mean Series 1998-3 and each other Series specified in the related Supplement to be included in Group I.

           "Group I Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 1998-3 Additional Amounts for such Distribution Date and (b) for all other Series included in Group I, the sum of (i) the aggregate net amount by which the Invested Amounts of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the series default amounts in respect of any Class or Series Enhancement interests of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable interest rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

           "Group I Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group I for such Distribution Date.

           "Group I Monthly Fees" shall mean with respect to any Distribution Date, the sum of (a) Series 1998-3 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of redirected investor finance charge collections pursuant to the related Supplements, for all other Series included in Group I for such Distribution Date.

           "Group I Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 1998-3 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of redirected investor finance charge collections pursuant to the related Supplements, for all other Series included in Group I for such Distribution Date.

           "Group I Series Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series Default Amount for such Distribution Date and (b) the aggregate amount of the series default amounts for all other Series included in Group I for such Distribution Date.

           "Harris" shall mean Harris Trust and Savings Bank, an Illinois banking corporation.

           "Initial Invested Amount" shall mean $750,000,000.

           "Initial Yield Supplement Deposit" has the meaning specified in subsection 4.15(b).

           "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to but excluding such Distribution Date.

           "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date,
 (b) the Class B Invested Amount as of such date, (c) the Collateral Invested Amount as of such date and (d) the Class D Invested Amount as of such date.

           "Investor Finance Charge Collections" shall mean with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Monthly Period and (b) Series 1998-3 Allocable Finance Charge Collections deposited in the Collection Account for the related Monthly Period.

           "LIBOR" shall mean, for any Interest Period, an interest rate per annum determined by the Trustee for such Interest Period in accordance with the provisions of Section 4.13.

           "LIBOR Determination Date" shall mean (i) for the period from the Closing Date through July 14, 1998, June 24, 1998, (ii) for the period from July 15, 1998 through August 16, 1998, July 13, 1998, and (iii) for each subsequent Interest Period, the second London Business Day prior to the commencement of such Interest Period.

           "Loan Agreement" shall mean the agreement among the Transferor, the Trustee and the Collateral Interest Holder, dated June 26, 1998.

           "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

           "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest for such Distribution Date.

           "Monthly Period" shall mean each calendar month.

           "Monthly Servicing Fee" shall have the meaning specified in
 Section 3.1.

           "Net Servicing Fee Rate" shall mean (a) so long as the Transferor, an Affiliate thereof, Holdings or an Affiliate thereof is the Servicer, 1.25% per annum and (b) if the Transferor, an Affiliate thereof, Holdings or an Affiliate thereof is no longer the Servicer, 2% per annum.

           "Pay Out Event" shall mean any Pay Out Event specified in Section
 6.1.

           "Percentage Allocation" shall have the meaning specified in subsection 4.1(c)(ii)(y).

           "Principal Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount for Series 1998-3 as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Series Adjusted Invested Amount for Series 1998-3 as of the last day of the Revolving Period and the denominator of which is the product of (x) the sum of (i) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, the Closing Date) and (y) the Series 1998-3 Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs the amount in (x)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period; and provided further, that if after the commencement of the Controlled Accumulation Period a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 1998-3, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series, (y) the Transferor shall have received written notice from each Rating Agency that the Rating Agency Condition has been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee and (z) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 1998-3.

           "Principal Funding Account" shall have the meaning specified in subsection 4.3(a)(i).

           "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Controlled Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

           "Principal Funding Investment Proceeds" shall have the meaning specified in subsection 4.3(a)(ii).

           "Principal Funding Investment Shortfall" shall mean, with respect to each Interest Period during the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.

           "Rating Agency" shall mean, with respect to any date, each rating agency which is then rating any of the Class A Securities, the Class B Securities, the Collateral Interest or the Class D Securities at the request of the Transferor.

           "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Adjusted Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1998-3 Securityholders on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1998-3 Securityholders on a prior Distribution Date.

           "Redirected Investor Finance Charge Collections" shall mean an amount equal to that portion of Group I Finance Charge Collections allocated to Series 1998-3 pursuant to Section 4.10.

           "Redirected Principal Collections" shall mean, with respect to any Monthly Period, the product of (a) the Series 1998-3 Allocable Principal Collections deposited in the Collection Account for such Monthly Period and (b) the sum of the Class B Principal Percentage, the Collateral Principal Percentage and the Class D Principal Percentage.

           "Reference Banks" shall mean three major banks in the London interbank market selected by the Servicer.

           "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

           "Required Amount" shall mean, with respect to any Monthly Period, the sum of the Class A Required Amount, the Class B Required Amount and the Collateral Required Amount.

           "Required Enhancement Amount" shall mean (a) on the initial Distribution Date, $109,000,000 and (b) on any Distribution Date thereafter, an amount equal to the greater of (i) 14.5% of the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount on such Distribution Date, after taking into account deposits into the Principal Funding Account on such Distribution Date and payments to be made on such Distribution Date, and the Collateral Invested Amount and the Class D Invested Amount on such Distribution Date after any adjustments made on such Distribution Date and (ii) 5.0% of the Initial Invested Amount; provided, however, (x) that if either (i) there is a reduction in the Collateral Invested Amount pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Series 1998-3 Securities has occurred, the Required Enhancement Amount for any Distribution Date shall equal the Required Enhancement Amount for the Distribution Date immediately preceding such reduction or Pay Out Event,
 (y) in no event shall the Required Enhancement Amount exceed the sum of the outstanding principal amounts of (i) the Class A Securities and (ii) the Class B Securities, each as of the last day of the Monthly Period preceding such Distribution Date after taking into account the payments to be made on such immediately preceding Distribution Date, minus all amounts on deposit in the Principal Funding Account and (z) the Required Enhancement Amount may be reduced at the Transferor's option at any time to a lesser amount if the Transferor, the Servicer, the Collateral Interest Holder and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied.

           "Required Reserve Account Amount" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (1) 0.5% of the sum of the Class A Invested Amount and the Class B Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (2) any other amount designated by the Transferor, provided that the Transferor shall have received written notice from each Rating Agency that the Rating Agency Condition shall have been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee.

           "Reserve Account" shall have the meaning specified in subsection 4.12(a).

           "Reserve Account Funding Date" shall mean the Distribution Date which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Distribution Date for which the difference between (x) the Series Adjusted Portfolio Yield and (y) the Base Rate is less than 2.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Distribution Date for which the difference between (x) the Series Adjusted Portfolio Yield and (y) the Base Rate is less than 3.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date which commences 6 months prior to the commencement of the Controlled Accumulation Period; or (d) the first Distribution Date for which the difference between (x) the Series Adjusted Portfolio Yield and (y) the Base Rate is less than 3.50%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date which commences 4 months prior to the commencement of the Controlled Accumulation Period.

           "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

           "Reserve Draw Amount" shall have the meaning specified in subsection 4.12(c).

           "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the commencement of the Controlled Accumulation Period and (b) the commencement of the Early Amortization Period.

           "Series Adjusted Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (a) Redirected Investor Finance Charge Collections with respect to such Monthly Period, plus (b) the amount of any Principal Funding Investment Proceeds for the related Distribution Date, plus (c) provided that each Rating Agency has consented in writing to the inclusion thereof in calculating the Series Adjusted Portfolio Yield, any Excess Finance Charge Collections pursuant to clause (ii) of the definition thereof that are allocated to Series 1998-3 with respect to such Monthly Period, plus (d) the amount of funds, if any, withdrawn from the Reserve Account which pursuant to Section 4.12(d) are required to be included as Class A Available Funds or Class B Available Funds for the Distribution Date with respect to such Monthly Period, plus (e) the Yield Supplement Draw Amount for the Distribution Date with respect to such Monthly Period, if any, and minus (f) the Series Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

           "Series Default Amount" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Series 1998-3 Allocable Defaulted Amount for such Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

           "Series Enhancement" with respect to Series 1998-3 shall mean (a) with respect to the Class A Securities, the subordination of the Class B Securities, the Collateral Interest and the Class D Securities, (b) with respect to the Class B Securities, the subordination of the Collateral Interest and the Class D Securities, and (c) with respect to the Collateral Interest, the subordination of the Class D Securities.

           "Series Invested Amount" shall mean the Initial Invested Amount.

           "Series Required Transferor Amount" shall mean an amount equal to 7% of the Invested Amount.

           "Series 1998-3" shall mean the Series of Securities the terms of which are specified in this Supplement.

           "Series 1998-3 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsections 4.7(b), (e), (i) and (o) for such Distribution Date.

           "Series 1998-3 Allocable Defaulted Amount" shall mean the Series Allocable Defaulted Amount with respect to Series 1998-3.

           "Series 1998-3 Allocable Finance Charge Collections" shall mean the Series Allocable Finance Charge Collections with respect to Series 1998-3.

           "Series 1998-3 Allocable Principal Collections" shall mean the Series Allocable Principal Collections with respect to Series 1998-3.

           "Series 1998-3 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1998-3.

           "Series 1998-3 Security" shall mean a Class A Security, a Class B Security, the Collateral Interest or a Class D Security.

           "Series 1998-3 Securityholder" shall mean a Class A
 Securityholder, a Class B Securityholder, the Collateral Interest Holder or a Class D Securityholder.

           "Series 1998-3 Securityholders' Interest" shall mean the Securityholders' Interest for Series 1998-3, including the Collateral Interest.

           "Series 1998-3 Monthly Fees" shall mean, with respect to any Distribution Date, the amount determined pursuant to subsection 4.5(a)(ii), 4.5(b)(ii), 4.5(c)(i) and 4.5(d)(i).

           "Series 1998-3 Monthly Interest" shall mean the amounts determined pursuant to subsections 4.2(a), (b), (c) and (d).

           "Series 1998-3 Principal Shortfall" shall have the meaning specified in Section 4.11.

           "Series 1998-3 Termination Date" shall mean the November 2006 Distribution Date.

           "Servicer Interchange" shall mean, for any Monthly Period, the portion of Collections of Finance Charge Receivables allocated to the Invested Amount with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Invested Amount as of the last day of such Monthly Period and (ii) 0.75%.

           "Servicing Base Amount" shall have the meaning specified in
 Section 3.1.

           "Servicing Fee Rate" shall mean 2.0% per annum.

           "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

           "Transferor Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used at any time with respect to Finance Charge Receivables and Defaulted Receivables, or (b) the Principal Allocation Percentage, when used at any time with respect to Principal Receivables.

           "Yield Supplement Account" shall have the meaning specified in subsection 4.15(a).

           "Yield Supplement Draw Amount" shall mean an amount equal to the sum of (a) (i) for the six Distribution Dates from and including the August 1998 Distribution Date through and including the January 1999 Distribution Date, 1/9th of the Initial Yield Supplement Deposit, (ii) for the six Distribution Dates from and including the February 1999 Distribution Date through and including the July 1999 Distribution Date, 1/18th of the Initial Yield Supplement Deposit and (iii) thereafter, zero and (b) with respect to any such Distribution Date, the investment earnings on the amounts on deposit in the Yield Supplement Account during the preceding Interest Period.

           (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1998-3, Moody's, Standard & Poor's and Fitch; provided, however, that references to "Rating Agency" in the definition of "Eligible Investments" shall be deemed to not include Fitch to the extent that an investment is rated by Moody's and
 Standard & Poor's, but not by Fitch.   As used in this Supplement and in
 the Agreement with respect to Series 1998-3, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA or A-1+, as applicable, (ii) in the case of Moody's, Aaa or P-1, as applicable, and
 (iii) in the case of Fitch, F-1+ or AAA, as applicable.

           (c) Each capitalized term defined herein shall relate to the Series 1998-3 Securities and no other Series of Securities issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

           (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

           Section 2.2. Form of Delivery of Series 1998-3 Securities; Depositary. (a) The Class A Securities and the Class B Securities shall be delivered as Book-Entry Securities as provided in subsections 6.1 and
 6.10 of the Agreement. The Collateral Interest shall be delivered as Registered Securities, in uncertificated form, as provided in subsection
 6.1 of the Agreement. The Class D Securities shall be delivered as Definitive Securities as provided in subsection 6.12 of the Agreement. The Class A Securities and the Class B Securities shall be issuable and transferable in the minimum denominations of $1,000 of original certificate balance and integral multiples of $1,000 in excess thereof.

           (b) The Depositary for Series 1998-3 shall be The Depository Trust Company, and the Class A Securities and the Class B Securities shall be initially registered in the name of Cede & Co., its nominee. The Class A Securities and the Class B Securities will initially be held by the Trustee as custodian for The Depository Trust Company.


                                ARTICLE III

                       Servicing Fee and Interchange

           Section 3.1.  Servicing Compensation; Interchange.

           (a) Servicing Fee. The share of the Servicing Fee allocable to the Series 1998-3 Securityholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of (A) the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and (B) the Series 1998-3 Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $1,458,333. On each Distribution Date related to a Monthly Period for which Holdings or an Affiliate of Holdings is the Servicer, the Servicer Interchange with respect to the related Monthly Period on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period. Should the Servicer Interchange on deposit in the Collection Account on any Distribution Date with respect to the related Monthly Period be less than one-twelfth of .75% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Monthly Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Collection Account. The share of the Monthly Servicing Fee allocable to the Class A Securityholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $641,667. The share of the Monthly Servicing Fee allocable to the Class B Securityholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $137,326. The share of the Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Servicing Fee") shall be equal to one-twelfth of the product of the (a) Collateral Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Collateral Servicing Fee shall be equal to $81,424. The share of the Monthly Servicing Fee allocable to the Class D Securityholders with respect to any Distribution Date (the "Class D Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class D Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class D Servicing Fee shall be equal to $51,042.
 The remainder of the Servicing Fee shall be paid by the Holder of the Transferor Security or the investor securityholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Series 1998-3 Securityholders be liable for the share of the Servicing Fee to be paid by the Holder of the Transferor Security or the investor securityholders of any other Series.

           (b) Interchange. On or before each Determination Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Series 1998-3 Allocable Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.1(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Transferor, and (ii) the Series 1998-3 Allocation Percentage. On each Distribution Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Series 1998-3 Allocable Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Series 1998-3 Allocable Finance Charge Collections for all purposes of this Supplement and the Agreement. Notwithstanding the above, if the Rating Agency Condition is satisfied with respect thereto, the Transferor may, in lieu of transferring Interchange as set forth above, designate Discount Option Receivables pursuant to Section 2.12 of the Agreement in an amount approximately equal to the then current Interchange with respect to the Accounts.


                                 ARTICLE IV

                Rights of Series 1998-3 Securityholders and
                 Allocation and Application of Collections

           Section 4.1.  Collections and Allocations.

           (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 1998-3 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables redirected from other Series in Group I) shall be allocated and distributed or redirected as set forth in this Article.

           (b) Payments to the Transferor. The Servicer shall on Deposit Dates pay to the Holder of the Transferor Security the following amounts:

           (i) an amount equal to the Transferor Percentage for the related Monthly Period of Series 1998-3 Allocable Finance Charge Collections; and

           (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Series 1998-3 Allocable Principal Collections, if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Required Transferor Amount.

           The withdrawals to be made from the Collection Account pursuant to this subsection 4.1(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Securityholders' Interest pursuant to Section 2.6 or
 10.1 of the Agreement, payment of the purchase price for the Series 1998-3 Securityholders' Interest pursuant to Section 7.1 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.1 or 12.2 of the Agreement.

           (c) Allocations to the Series 1998-3 Securityholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 1998-3 Securityholders the following amounts as set forth below:

           (i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 1998-3 Securityholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 1998-3 Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

           (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 1998-3 Securityholders the following amounts as set forth below:

           (x) Allocations During the Revolving Period. During the Revolving Period (A) an amount equal to the product of (I) the sum of the Class B Principal Percentage, the Collateral Principal Percentage and the Class D Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1998-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1998-3 Securityholders and retained in the Collection Account until applied as provided herein and (B) an amount equal to the product of (I) the Class A Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1998-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1998-3 Securityholders and, to the extent needed to make any distribution pursuant to subsection 4.5(e)(i), deposited in the Collection Account, and otherwise shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holder of the Transferor Security; provided, however, that such amount to be paid to the Holder of the Transferor Security on any Deposit Date shall be paid to such Holders only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

           (y) Allocations During the Controlled Accumulation Period.
      During the Controlled Accumulation Period (A) an amount equal to the product of (I) the sum of the Class B Principal Percentage, the Collateral Principal Percentage and the Class D Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1998-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1998-3 Securityholders and retained in the Collection Account until applied as provided herein and (B) an amount equal to the product of (I) the Class A Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1998-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (such product for any such date, a "Percentage Allocation") shall be allocated to the Series 1998-3 Securityholders and retained in the Collection Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holder of the Transferor Security only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

           (z) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of (A) the Principal Allocation Percentage and (B) the Series 1998-3 Allocation Percentage and (C) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1998-3 Securityholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 1998-3 Securityholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holder of the Transferor Security only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

           Section 4.2.  Determination of Monthly Interest.

           (a) The amount of monthly interest (the "Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Securities on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is equal to the actual number of days in the Interest Period preceding such Distribution Date and the denominator of which is 360, (ii) the Class A Interest Rate and (iii) the outstanding principal balance of the Class A Securities as of close of business on the last day of the preceding Monthly Period (or with respect to the initial Distribution Date, the Closing Date); provided, that in the case of the first Distribution Date the Class A Monthly Interest shall be an amount equal to $4,412,980.

           On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for the preceding Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such preceding Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the preceding Interest Period and the denominator of which is 360, (ii) the Class A Interest Rate plus 2.0% per annum and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Securityholders) shall be payable as provided herein with respect to the Class A Securities. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Securityholders only to the extent permitted by applicable law.

           (b) The amount of monthly interest (the "Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Securities on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is equal to the actual number of days in the preceding Interest Period and the denominator of which is 360, (ii) the Class B Interest Rate and (iii) the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the initial Distribution Date, the Closing
 Date); provided, that in the case of the first Distribution Date, Class B Monthly Interest shall be an amount equal to $981,985.69.

           On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for the preceding Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such preceding Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the preceding Interest Period and the denominator of which is 360, (ii) the Class B Interest Rate plus 2.0% per annum and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Securityholders) shall be payable as provided herein with respect to the Class B Securities. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Securityholders only to the extent permitted by applicable law.

           (c) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Invested Amount on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is equal to the actual number of days in the preceding Interest Period and the denominator of which is 360, (ii) the Collateral Rate in effect with respect to the applicable Interest Period, and (iii) the Collateral Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any increase or decrease in the Collateral Invested Amount on such preceding Distribution Date); provided that with respect to the first Distribution Date such Collateral Invested Amount shall be determined as of the close of business on the Closing Date.

           On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Shortfall"), of (x) the aggregate Collateral Monthly Interest for the preceding Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such preceding Distribution Date. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Collateral Interest Shortfall is fully paid, an additional amount ("Collateral Additional Interest") shall be payable as provided herein with respect to the Collateral Invested Amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the preceding Interest Period and the denominator of which is 360,
 (ii) the Collateral Rate in effect with respect to the period from and including the immediately preceding Distribution Date to but including such Distribution Date, (iii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) and (iv) the Collateral Rate in effect with respect to the applicable Interest Period. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

           (d) The amount of monthly interest (the "Class D Monthly Interest") distributable from the Collection Account with respect to the Class D Securities on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the preceding Interest Period and the denominator of which is 360,
 (ii) the Class D Interest Rate and (iii) the Class D Invested Amount as of the close of business on the last day of the preceding Monthly Period; provided, that in the case of the first Distribution Date, Class D Monthly Interest shall be zero.

           On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class D Interest Shortfall"), of (x) the Class D Monthly Interest for the preceding Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such preceding Distribution Date. If the Class D Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class D Interest Shortfall is fully paid, an additional amount ("Class D Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the preceding Interest Period and the denominator of which is 360, (ii) the Class D Interest Rate plus 2.0% per annum and (iii) such Class D Interest Shortfall (or the portion thereof which has not been paid to the Class D Securityholders) shall be payable as provided herein with respect to the Class D Securities. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to the Class D Securityholders only to the extent permitted by applicable law.

           Section 4.3.  Principal Funding Account; Controlled Accumulation
 Period.

           (a)(i) The Servicer, for the benefit of the Series 1998-3 Securityholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-3 Securityholders. The Principal Funding Account shall initially be established with Harris.

           (ii) At the written direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1998-3 Securityholders; provided, that on each Distribution Date all interest and other investment income (net of investment expenses and losses earned on such income) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date immediately preceding the following Distribution Date. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight. No such Eligible Investment shall be disposed of prior to its maturity.

           (iii) On each Distribution Date with respect to the Controlled Accumulation Period, the Servicer shall direct the Trustee in writing to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds.

           (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

           (b)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-3 Securityholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (a)(i) above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Principal Funding Account.

           (ii) Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.1 of this Supplement and
      Section 6.7 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 1998-3 Securityholders.

           (c) The Controlled Accumulation Period is scheduled to commence at the close of business on May 31, 2002; provided, however, that if the Controlled Accumulation Period Length (determined as described below) is less than twelve months, the date on which the Controlled Accumulation Period actually commences will be delayed to the close of business on the last day of the month preceding the month that is the number of months prior to the Class A Scheduled Payment Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length. Beginning on the Determination Date immediately preceding the February 2002 Distribution Date, and on each Determination Date thereafter until the Controlled Accumulation Period commences, the Servicer will determine the "Controlled Accumulation Period Length" which will equal the number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Controlled Accumulation Period Length shall not be less than one month. Notwithstanding the foregoing, if the Controlled Accumulation Period Length shall have been determined to be less than twelve months and, after the date on which such determination is made, a Pay Out Event or Reinvestment Event (as those terms are defined in the Supplement for such Series) shall occur with respect to any outstanding Principal Sharing Series other than Series 1998-3, the Controlled Accumulation Period will commence on the earlier of (i) the date that such Pay Out Event or Reinvestment Event shall have occurred with respect to such Series and (ii) the date on which the Controlled Accumulation Period is then scheduled to commence.

           Section 4.4.  Required Amount.

           (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Securityholders on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date, (iv) any Class A Additional Interest previously due but not paid to the Class A Securityholders on a prior Distribution Date, (v) the Class A Servicing Fee for such Distribution Date, (vi) any Class A Servicing Fee previously due but not paid to the Servicer, and (vii) the Class A Default Amount, if any, for such Distribution Date exceeds (y) the Class A Available Funds. In the event that the difference between (x) the Class A Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to subsection 4.7(a) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation.

           (b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which (A) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Securityholders on a prior Distribution Date, (iii) Class B Additional Interest, if any, for such Distribution Date, (iv) any Class B Additional Interest previously due but not paid to the Class B Securityholders on a prior Distribution Date, (v) the Class B Servicing Fee for such Distribution Date and (vi) any Class B Servicing Fee previously due but not paid to the Servicer exceeds (B) the Class B Available Funds and (y) the Class B Default Amount for such Distribution Date. In the event that the difference between (x) the Class B Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to subsection 4.7(c) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such excess Class B Required Amount on the date of computation.

           (c) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Collateral Required Amount"), if any, equal to the sum of (x) the sum of
 (i) the Collateral Monthly Interest for such Distribution Date, (ii) any Collateral Monthly Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, (iii) Collateral Additional Interest, if any, for such Distribution Date, (iv) any Collateral Additional Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, and (v) the Collateral Default Amount and (y) the amount, if any, by which (A) the Collateral Servicing Fee for such Distribution Date and any Collateral Servicing Fee previously due but not paid to the Servicer exceeds (B) the amount of Collateral Available Funds. In the event that the difference between (x) the Collateral Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to Section 4.7 on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such excess Collateral Required Amount on the date of computation.

           Section 4.5. Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds, Class D Available Funds and Available Principal Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds, Class D Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

           (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

           (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Securityholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Securityholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Securityholders;

           (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.3 of the Agreement);

           (iii) an amount equal to the Class A Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

           (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
      Section 4.7.

           (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

           (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Securityholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Securityholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Securityholders;

           (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.3 of the Agreement); and

           (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
      Section 4.7.

           (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

           (i) an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.3 of the Agreement); and

           (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
      Section 4.7.

           (d) On each Distribution Date, an amount equal to the Class D Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

           (i) an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.3 of the Agreement); and

           (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
      Section 4.7.

           (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

           (i) an amount equal to the Collateral Monthly Principal shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

           (ii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.4 of the Agreement.

           (f) On each Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

           (i) an amount equal to the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount shall be deposited in the Principal Funding Account;

           (ii) for each Distribution Date before the Class B Invested Amount is paid in full, if a reduction in the Required Enhancement Amount has occurred, an amount equal to the Collateral Monthly Principal shall be paid to the Collateral Interest Holder to be applied in accordance with the Loan Agreement;

           (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount shall have been paid in full, an amount up to the Collateral Invested Amount shall be paid to the Collateral Interest Holder to be applied in accordance with the Loan Agreement;

           (iv) for each Distribution Date beginning on the Distribution Date on which the Collateral Invested Amount shall have been paid in full, an amount up to the Class D Invested Amount shall be deposited in the Principal Funding Account for distribution to the Class D Securityholders; and

           (v) for each Distribution Date, after giving effect to paragraphs (i), (ii), (iii) and (iv) above, an amount equal to the balance, if any, of such Available Principal Collections will be treated as Shared Principal Collections and applied in accordance with
      Section 4.4 of the Agreement.

           (g) On each Distribution Date with respect to the Early Amortization Period, an amount equal to Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

           (i) an amount up to the Class A Adjusted Invested Amount on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class A Securityholders;

           (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Adjusted Invested Amount on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class B Securityholders;

           (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount on such Distribution Date shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement;

           (iv) for each Distribution Date beginning on the Distribution Date on which the Collateral Invested Amount is paid in full, an amount up to the Class D Invested Amount on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class D Securityholders; and

           (v) for each Distribution Date, after giving effect to paragraphs (i), (ii), (iii) and (iv) above, an amount equal to the balance, if any, of such Available Principal Collections will be treated as Shared Principal Collections and applied in accordance with
      Section 4.4 of the Agreement.

           Section 4.6.  Defaulted Amounts; Charge-Offs.

           (a) On each Determination Date, the Servicer shall calculate the Class A Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Redirected Principal Collections allocated to Series 1998-3 with respect to such Monthly Period and (y) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 1998-3 with respect to such Monthly Period, then the Class D Invested Amount (after giving effect to any reductions for any Redirected Principal Collections pursuant to Section 4.8 on such Distribution Date) shall be reduced by the amount of such excess, but not by more than the Class A Default Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero and the Collateral Invested Amount (after giving effect to reductions for any Redirected Principal Collections pursuant to Section 4.8 for which the Class D Invested Amount was not reduced on such Distribution Date) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Default Amount for such Distribution Date over the amount of the reduction, if any, of the Class D Invested Amount in respect of the Class A Default Amount on such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero and the Class B Invested Amount (after giving effect to reductions for any Redirected Principal Collections pursuant to Section 4.8 for which the Collateral Invested Amount was not reduced on such Distribution Date) shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Default Amount for such Distribution Date over the amount of the reductions, if any, of the Collateral Invested Amount and the Class D Invested Amount in respect of the Class A Default Amount on such Distribution Date). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class D Invested Amount, the Collateral Invested Amount and the Class B Invested Amount in respect of the Class A Default Amount for such Distribution Date (a "Class A Charge-Off"). Class A Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.7(b).

           (b) On each Determination Date, the Servicer shall calculate the Class B Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.7(c) and (y) the Redirected Principal Collections not allocated to pay the Class A Required Amount pursuant to subsection 4.8(a) with respect to such Distribution Date, then the Class D Invested Amount (after giving effect to any reductions for Redirected Principal Collections pursuant to Section 4.8 and any reductions pursuant to subsection 4.6(a) on such Distribution Date) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount (after giving effect to any reductions for Redirected Principal Collections pursuant to Section 4.8 and any reductions pursuant to subsection 4.6(a) on such Distribution Date) to be a negative number, the Class D Invested Amount shall be reduced to zero, and the Collateral Invested Amount (after giving effect to any reductions for Redirected Collateral Principal Collections pursuant to Section 4.8 for which the Class D Invested Amount was not reduced on such Distribution Date and for any reductions pursuant to subsection 4.6(a)) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Default Amount for such Distribution Date over the amount of the reductions, if any, of the Class D Invested Amount in respect of the Class A Default Amount and the Class B Default Amount on such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount (after giving effect to any reductions for Redirected Collateral Principal Collections pursuant to Section 4.8 and any reductions pursuant to subsection 4.6(a) on such Distribution Date) to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount (after giving effect to any reductions for any Redirected Class B Principal Collections pursuant to Section 4.8 for which the Collateral Invested Amount was not reduced on such Distribution Date and for any reductions pursuant to subsection 4.6(a)) shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount and the Class D Invested Amount in respect of the Class B Default Amount on such Distribution Date (a "Class B Charge-Off"). Class B Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.7(e).

           (c) On each Determination Date, the Servicer shall calculate the Collateral Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Collateral Default Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.7(h) and (y) the Redirected Principal Collections not allocated to pay the Class A Required Amount pursuant to subsection 4.8(a) or the Class B Required Amount pursuant to subsection 4.8(b) with respect to such Distribution Date, then the Class D Invested Amount (after giving effect to any reductions for Redirected Principal Collections pursuant to Section 4.8 and any reductions pursuant to subsections 4.6(a) and 4.6(b) on such Distribution Date) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero and the Collateral Invested Amount (after giving effect to reductions for any Redirected Collateral Principal Collections pursuant to Section 4.8 for which the Class D Invested Amount was not reduced on such Distribution Date and for any reductions pursuant to subsections 4.6(a) and 4.6(b)) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Collateral Default Amount for such Distribution Date over the amount of the reduction, if any, of the Class D Invested Amount in respect of the Collateral Default Amount on such Distribution Date (a "Collateral Charge-Off"). Collateral Charge-Offs shall thereafter be reimbursed and the Collateral Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Collateral Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.7(i).

           (d) On each Determination Date, the Servicer shall calculate the Class D Default Amount. If, on any Distribution Date the Class D Default Amount for the previous Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.7(l), the Class D Invested Amount (after giving effect to any reductions for Redirected Principal Collections pursuant to Section 4.8 on such Distribution Date and any reductions pursuant to subsections 4.6(a), 4.6(b) and 4.6(c)) will be reduced by the amount of such excess, but not by more than the lesser of the Class D Default Amount and the Class D Invested Amount for such Distribution Date (a "Class D Charge-Off"). The Class D Invested Amount will be reimbursed after any reduction pursuant to this Section 4.6 on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available on such Distribution date for that purpose as described under subsection 4.7(m).

           Section 4.7. Excess Spread; Excess Finance Charge Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 with respect to the related Monthly Period, to make the following distributions or deposits in the following order of priority:

           (a) an amount equal to the Class A Required Amount, if any, with respect to such Monthly Period shall be distributed by the Trustee to fund any deficiencies in the Class A Required Amount in accordance with, and in the priority set forth in, subsections 4.5(a)(i), (ii) and (iii);

           (b) an amount equal to the aggregate amount of Class A Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

           (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be (I) used to fund any deficiencies in the Class B Required Amount in accordance with, and in the priority set forth in, subsections 4.5(b)(i) and (ii) and then (II) treated, up to the Class B Default Amount, as a portion of Available Principal Collections for such Distribution Date;

           (d) an amount equal to the difference, if any, between (x) the sum of (A) the product of (i) a fraction, the numerator of which is equal to the actual number of days in the Interest Period preceding such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and the denominator of which is 360, (ii) the Class B Interest Rate and (iii) the outstanding principal balance of the Class B Securities as of the close of business on the last day of the preceding Monthly Period, and (B) any amount in respect of the foregoing clause (A) previously due but not distributed to the Class B Securityholders on a prior Distribution Date, and (y) the amount distributed to the Paying Agent for payment to the Class B Securityholders pursuant to subsection 4.5(b)(i);

           (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in Section 2.1 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

           (f) an amount equal to the excess, if any, of the sum of the Monthly Servicing Fee for such Distribution Date and the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, over the sum of the amounts distributed to the Servicer on such Distribution Date pursuant to subsections 4.5(a)(ii),
 (b)(ii), (c)(i) and (d)(i) shall be distributed to the Servicer;

           (g) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement;

           (h) an amount equal to the Collateral Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

           (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

           (j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates pursuant to subsection 4.12(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

           (k) an amount equal to Class D Monthly Interest for such Distribution Date, plus the amount of any Class D Monthly Interest previously due but not distributed to the Class D Securityholders on a prior Distribution Date, plus the amount of any Class D Additional Interest for such Distribution Date and any Class D Additional Interest previously due but not distributed to the Class D Securityholders on a prior Distribution Date, shall be distributed to the Paying Agent for distribution to the Class D Securityholders;

           (l) an amount equal to the Class D Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

           (m) an amount equal to the aggregate amount by which the Class D Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class D Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal
 Collections for such Distribution Date;

           (n) an amount equal to the aggregate of any other amounts then required to be applied pursuant to the Loan Agreement (to the extent such amounts are required to be applied pursuant to the Loan Agreement out of Excess Spread and Excess Finance Charge Collections) shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

           (o) the balance, if any, will be applied first to any other amounts that the Trust may be liable for from time to time and not otherwise provided for above and then will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Excess Allocation Series or to the Holder of the Transferor Security as described in Section 4.5 of the Agreement.

           Section 4.8. Redirected Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Trustee to apply, Redirected Principal Collections with respect to such Distribution Date, to make the following distributions or deposits in the following order of priority:

           (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over
      (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 with respect to the related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to and in the priority set forth in subsections 4.5(a)(i), (ii) and
      (iii);

           (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over
      (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Class B Securities pursuant to subsection 4.7(c) on such Distribution Date shall be applied first to fund any deficiency pursuant to subsections 4.5(b)(i) and (ii) and then to fund any deficiency pursuant to and in the priority set forth in subsection 4.7(c); and

           (c) an amount equal to the excess, if any, of (i) the Collateral Required Amount, if any, with respect to such Distribution Date over
      (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Collateral Interest pursuant to subsections 4.7(g), 4.7(h) and 4.7(i) on such Distribution Date shall be applied to fund such deficiency pursuant to and in the priority set forth in Section 4.7.

           On each Distribution Date, the Class D Invested Amount shall be reduced by the amount of Redirected Principal Collections for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount (after giving effect to any Class D Charge-Offs for such Distribution Date) shall be reduced to zero and the Collateral Invested Amount (after giving effect to any Collateral Charge-Offs for such Distribution Date) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero. In the event that such reduction would cause the Collateral Invested Amount (after giving effect to any Collateral Charge-Offs for such Distribution Date) to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that the reallocation of Redirected Principal Collections would cause the Class B Invested Amount (after giving effect to any Class B Charge-Offs for such Distribution Date) to be a negative number on any Distribution Date, Redirected Principal Collections shall be redirected on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount (after giving effect to any Class B Charge-Offs for such Distribution Date) to be reduced to zero. References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

           Section 4.9. Excess Finance Charge Collections. Series 1998-3 shall be an Excess Allocation Series. Subject to Section 4.5 of the Agreement, Excess Finance Charge Collections with respect to the Excess Allocation Series for any Distribution Date will be allocated to Series 1998-3 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and (y) a fraction, the numerator of which is equal to the Finance Charge Shortfall for Series 1998-3 for such Distribution Date and the denominator of which is equal to the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 1998-3 for any Distribution Date will be equal to the excess, if any, of
 (a) the full amount required to be paid, without duplication, pursuant to subsections 4.5(a), 4.5(b), 4.5(c) and 4.5(d), subsections 4.7(a) through
 (o) on such Distribution Date over (b) the sum of (i) the Redirected Investor Finance Charge Collections, (ii) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period or Early Amortization Period, the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date and (iii) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class A Available Funds and the Class B Available Funds with respect to such Distribution Date.

           Section 4.10.  Redirected Investor Finance Charge Collections.

           (a) That portion of Group I Finance Charge Collections for any Distribution Date equal to the amount of Redirected Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1998-3 and will be distributed as set forth in this Supplement.

           (b) Redirected Investor Finance Charge Collections with respect to any Distribution Date shall equal the sum of (i) the aggregate amount of Series 1998-3 Monthly Interest, Series Default Amount, Series 1998-3 Monthly Fees and Series 1998-3 Additional Amounts for such Distribution Date and (ii) that portion of excess Group I Finance Charge Collections to be included in Redirected Investor Finance Charge Collections pursuant to subsection (c) hereof; provided, however, that if the amount of Group I Finance Charge Collections for such Distribution Date is less than the sum of (w) Group I Monthly Interest, (x) Group I Series Default Amount, (y) Group I Monthly Fees and (z) Group I Additional Amounts, then Redirected Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

           (A) The product of (I) Group I Finance Charge Collections (up to the amount of Group I Monthly Interest) and (II) a fraction, the numerator of which is Series 1998-3 Monthly Interest and the denominator of which is Group I Monthly Interest;

           (B) the product of (I) Group I Finance Charge Collections less the amount of Group I Monthly Interest (up to the Group I Series Default Amount) and (II) a fraction, the numerator of which is the Series Default Amount and the denominator of which is the Group I Series Default Amount;

           (C) the product of (I) Group I Finance Charge Collections less the amount of Group I Monthly Interest and the Group I Series Default Amount (up to Group I Monthly Fees) and (II) a fraction, the numerator of which is Series 1998-3 Monthly Fees and the denominator of which is Group I Monthly Fees; and

           (D) the product of (I) Group I Finance Charge Collections less the sum of (i) Group I Monthly Interest, (ii) the Group I Series Default Amount and (iii) Group I Monthly Fees and (II) a fraction, the numerator of which is Series 1998-3 Additional Amounts and the denominator of which is Group I Additional Amounts.

           (c) If the amount of Group I Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group I Monthly Interest, (ii) Group I Series Default Amount, (iii) Group I Monthly Fees and (iv) Group I Additional Amounts, then Redirected Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is equal to the Invested Amount as of the last day of the second preceding Monthly Period and the denominator of which is equal to the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group I as of such last day.

           Section 4.11.  Shared Principal Collections.  Subject to Section
 4.4 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1998-3 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1998-3 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Series 1998-3 Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

           Section 4.12.  Reserve Account.

           (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Securityholders an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-3 Securityholders. The Reserve Account shall initially be established with Harris. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-3 Securityholders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.7(j).

           (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 1998-3 Securityholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No such Eligible Investment shall be disposed of prior to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to Series 1998-3. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

           (c) On the Determination Date preceding each Distribution Date with respect to the Controlled Accumulation Period and the first Distribution Date with respect to the Early Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date over the Principal Funding Investment Proceeds with respect to such Distribution Date; provided, that such amount shall be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.7(j) with respect to such Distribution Date.

           (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and, prior to payment in full of the Class A Invested Amount, included in Class A Available Funds for such Distribution Date, and thereafter included in Class B Available Funds for such Distribution Date.

           (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and apply an amount equal to such Reserve Account Surplus in accordance with the priorities set forth in subsections 4.7(k) through (o).

           (f) Upon the earliest to occur of (i) the day on which the Invested Amount is paid in full to the Series 1998-3 Securityholders, (ii) if the Controlled Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1998-3, (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Class A Scheduled Payment Date and (iv) the termination of the Trust pursuant to the Agreement, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Securityholders and the Class B Securityholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and apply all amounts, if any, on deposit in the Reserve Account in accordance with the priorities set forth in subsections 4.7(k) through (o), and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

           Section 4.13.  Determination of LIBOR.

           (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

           Upon such determination, the Trustee shall notify the Servicer of LIBOR for such LIBOR Determination Date.

           (b) The Servicer shall determine, and promptly notify the Trustee of, the Class A Interest Rate and the Class B Interest Rate for the applicable Interest Period. The Class A Interest Rate and Class B Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Securityholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-8195.

           (c) On each LIBOR Determination Date prior to 3:00 p.m. New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

           Section 4.14. Investment Instructions. Any investment instructions required to be given to the Trustee pursuant to the terms hereof must be given to the Trustee no later than 10:00 a.m. (New York time) on the date such investment is to be made. In the event the Trustee receives such investment instruction later than such time, the Trustee may, but shall have no obligation to, make such investment. In the event the Trustee is unable to make an investment required in an investment instruction received by the Trustee after 10:00 a.m. on such day, such investment shall be made by the Trustee on the next succeeding Business Day. In no event shall the Trustee be liable for any investment not made pursuant to investment instructions received after 10:00 a.m. on the day such investment is requested to be made.

           Section 4.15.  Yield Supplement Account.

           (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-3 Securityholders, an Eligible Deposit Account (the "Yield Supplement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-3 Securityholders. The Yield Supplement Account shall initially be established with Harris. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Yield Supplement Account and in all proceeds thereof. The Yield Supplement Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-3 Securityholders. If, at any time, the Yield Supplement Account ceases to be an Eligible Deposit Account, the Servicer shall direct the Trustee to establish within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) a new Yield Supplement Account meeting the conditions specified above, transfer any cash and/or any investments from the old Yield Supplement Account to such new Yield Supplement Account and from the date such new Yield Supplement Account is established, it shall be the "Yield Supplement Account." In addition, after five-days notice to the Trustee, the Servicer may direct the Trustee to establish a new Yield Supplement Account meeting the conditions specified above, transfer any cash and/or investments from the old Yield Supplement Account to such new Yield Supplement Account and from the date such new Yield Supplement Account is established, it shall be the "Yield Supplement Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Yield Supplement Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

           (b) On the Closing Date, $11,250,000, in immediately available funds, from the proceeds of the issuance and sale of the Series 1998-3 Securities shall be deposited into the Yield Supplement Account (the "Initial Yield Supplement Deposit"). On each Distribution Date, the Trustee, acting in accordance with the written instructions of Servicer, shall withdraw from the Yield Supplement Account and deposit to the Collection Account an amount equal to the Yield Supplement Draw Amount.
 The Yield Supplement Draw Amount so deposited on any such Distribution Date shall be deemed to be Collections of Finance Charge Receivables allocated to the Series 1998-3 Securities and not deemed to be a part of Group I Finance Charge Collections.

           (c) Funds on deposit in the Yield Supplement Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Yield Supplement Account on the Closing Date and thereafter shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on each of the Business Days preceding the Transfer Dates on which withdrawals from the Yield Supplement Account are scheduled to be made pursuant to
 Section 4.15(b). As long as the Trustee shall have complied and be in compliance with the terms of the Agreement, the Trustee shall not be liable for any insufficiency of amounts available in the Yield Supplement Account resulting from losses in connection with Eligible Investments.


                                 ARTICLE V

                        Distributions and Reports to
                       Series 1998-3 Securityholders

           Section 5.1.  Distributions.

           (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Securityholder of record on the related Record Date (other than as provided in Section 12.2 of the Agreement) such Class A Securityholder's pro rata share of the amounts on deposit in the Collection Account or otherwise held by the Paying Agent that are allocated and available on such Distribution Date to pay Class A Monthly Interest and any Class A Additional Interest pursuant to subsection 4.5(a)(i).

           (b) On the Class A Scheduled Final Payment Date, or if a Pay Out Event has occurred, on each Distribution Date commencing with the Distribution Date in the Monthly Period following the Monthly Period in which such Pay Out Event occurs, the Paying Agent shall distribute to each Class A Securityholder of record on the related Record Date (other than as provided in Section 12.2 of the Agreement) such Class A Securityholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Securities pursuant to subsections 4.5(f)(i) or 4.5(g)(i) up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 1998-3 Securityholders' Interest pursuant to Section 10.1 of the Agreement, in which event the foregoing limitation will not apply).

           (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Securityholder of record on the related Record Date (other than as provided in Section 12.2 of the Agreement) such Class B
 Securityholder's pro rata share of the amounts on deposit in the Collection Account or otherwise held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Securities pursuant to subsections 4.5(b)(i) and 4.7(d).

           (d) On the Class B Scheduled Final Payment Date, or if a Pay Out Event has occurred, on each Distribution Date commencing with the Distribution Date in the Monthly Period following the Monthly Period in which such Pay Out Event occurs, the Paying Agent shall distribute to each Class B Securityholder of record on the related Record Date (other than as provided in Section 12.2 of the Agreement) such Class B Securityholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Securities pursuant to subsections 4.5(f)(i) or 4.5(g)(ii) up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 1998-3 Securityholders' Interest pursuant to Section 10.1 of the Agreement, in which event the foregoing limitation will not apply).

           (e) On each Distribution Date on and after the Distribution Date on which the Collateral Invested Amount is paid in full, the Paying Agent shall distribute to each Class D Securityholder of record on the related Record Date (other than as provided in Section 12.2 of the Agreement) such Class D Securityholder's pro rata share of the amounts on deposit in the Collection Account or otherwise held by the Paying Agent that are allocated and available on such Distribution Date to pay principal on the Class D Securities pursuant to subsection 4.5(f)(iv) or 4.5(g)(iv).

           (f) The distributions to be made pursuant to this Section 5.1 are subject to the provisions of Sections 2.6, 9.1, 10.1 and 12.2 of the Agreement and Sections 8.1 and 8.2 of this Supplement.

           (g) Except as provided in Section 12.2 of the Agreement with respect to a final distribution, distributions to Series 1998-3 Securityholders hereunder shall be made by check mailed to each Series 1998-3 Securityholder at such Series 1998-3 Securityholder's address appearing in the Security Register without presentation or surrender of any Series 1998-3 Security or the making of any notation thereon; provided, however, that with respect to Series 1998-3 Securities registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

           (h) The Transferor has appointed, and the Trustee has consented to the appointment of Harris Trust and Savings Bank, an Illinois state banking association, as Paying Agent, Registrar and Transfer Agent of the Series 1998-3 Securities; the Collection Account shall also be maintained at Harris Trust and Savings Bank.

           Section 5.2.  Reports and Statements to Series 1998-3
 Securityholders.

           (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1998-3 Securityholder a statement substantially in the form of Exhibit C prepared by the Servicer.

           (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Collateral Interest Holder (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

           (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1998-3 Securityholder or any Security Owner thereof by a request in writing to the Servicer.

           (d) On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-3 Securityholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1998-3 Securityholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-3 Securityholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.


                                 ARTICLE VI

                               Pay Out Events

           Section 6.1. Pay Out Events. If any one of the following events shall occur with respect to the Series 1998-3 Securities:

           (a) the occurrence of an Insolvency Event relating to the Transferor or, unless the Rating Agency Condition is satisfied with respect to the deletion of Holdings or PFR from this subsection 6.1(a), the occurrence of an Insolvency Event relating to Holdings or PFR;

           (b) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

           (c) a failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or
 (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 1998-3 Securityholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee (with a copy to the Rating Agency), or to the Transferor and the Trustee (which shall deliver a copy of such notice to the Rating Agency) by any Holder of the Series 1998-3 Securities;

           (d) any representation or warranty made by the Transferor in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or subsection 2.9(f) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by any Holder of the Series 1998-3 Securities and as a result of which the interests of the Series 1998-3 Securityholders are materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this subsection 6.1(d) shall not be deemed to have occurred hereunder if the Transferor has repurchased the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

           (e) a failure by the Transferor to convey Receivables in Additional Accounts or Participations to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participations pursuant to subsection 2.9(a) of the Agreement;

           (f)  any Servicer Default shall occur;

           (g) the average of the Series Adjusted Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such three consecutive Monthly Periods;

           (h)  a Transfer Restriction Event shall occur;

 then, in the case of any event described in subparagraph (c), (d) or (f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1998-3 Securities evidencing more than 50% of the aggregate unpaid principal amount of Series 1998-3 Securities by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Series 1998-3 Securityholders) may declare that a Pay Out Event has occurred with respect to Series 1998-3 as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (e), (g), or (h), a Pay Out Event shall occur with respect to Series 1998-3 without any notice or other action on the part of the Trustee or the Series 1998-3 Securityholders immediately upon the occurrence of such event. The Transferor shall deliver to the Rating Agency a copy of any notice given or received by it pursuant to this subsection 6.1(h).


                                ARTICLE VII

                  Optional Repurchase; Series Termination

           Section 7.1.  Optional Repurchase.

           (a) On any day occurring on or after the date on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor shall have the option to purchase the Series 1998-3 Securityholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or
 (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. If, on the date on which the Transferor exercise such option, the long-term unsecured debt obligations of Holdings and PFR are not rated at least in the third highest rating category by the Rating Agency, the Transferor shall deliver to the Trustee, with a copy to the Rating Agency, an Officer's Certificate which shall have attached to it the relevant fraudulent conveyance statute, if any, and set forth the factual basis for a conclusion that the exercise of such optional repurchase would not constitute a fraudulent conveyance of the Transferor.

           (b) The Transferor shall give the Servicer and the Trustee at least 30 days prior written notice (with a copy to the Rating Agency) of the date on which the Transferor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such day the Transferor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 1998-3 shall be reduced to zero and the Series 1998-3 Securityholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 8.1(b).

           Section 7.2.  Series Termination.

           (a) If, on the September 2006 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Series 1998-3 Termination Date (after giving effect to all distributions required to be made on the Series 1998-3 Termination Date, except pursuant to this Section 7.2). Such bids shall require that such sale shall (subject to subsection 7.2(b)) occur on the Series 1998-3 Termination Date. The Transferor shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

           (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series 1998-3 Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1998-3 Securityholders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the September 2006 Distribution Date to the Series 1998-3 Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.

           Section 7.3. [Reserved]

           Section 7.4.  Constituent Class D Securities.   (a) Subject to
 the satisfaction of the conditions set forth in subsection 7.4(c), the Class D Securityholders may at any time and from time to time (i) subdivide the Class D Securities into two or more subsidiary securities, or (ii) reallocate all or any portion of the amounts distributable to the Class D Securityholders pursuant to Article IV and Section 5.1 to any other Securityholder. In connection with such subdivision, the Transferor may assign an interest rate to Class D Securities or a portion thereof. Upon presentation to the Trustee and the Paying Agent of documentation satisfactory to the Trustee, the Trustee shall pay amounts due hereunder to the Class D Securityholders to the holders of such constituent securities or such other Securityholder, as the case may be, pursuant to the terms of such documentation.

           (b) The documentation referred to in subsection 7.4(a) shall set forth the rights of the holders of the securities or other interests issued thereby with respect to the approval of amendments and waivers pursuant to
 Section 13.1 of the Agreement.

           (c) As a condition precedent to the subdivision of any Class D Securities pursuant to this Section 7.4 or any transfer of the Class D Securities, (i) the Trustee and the Transferor shall have received a Tax Opinion (which shall not be required to include the opinion described in clause (d) of the definition of "Tax Opinion" with respect to the constituent securities, any outstanding Class A Securities, Class B Securities, the Collateral Interest and any outstanding Class D Securities), (ii) the Transferor shall deliver to the Trustee an Officers' Certificate stating that in the reasonable belief of the Transferor such subdivision would not cause a Pay Out Event with respect to Series 1998-3 to occur, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event with respect to Series 1998-3, and (iii) the Rating Agency Condition shall have been satisfied.

           Section 7.5 Legends; Transfer and Exchange; Restrictions on Transfer of Series 1998-3 Securities; Tax Treatment. (a) The Class A Securities and the Class B Securities will be registered under the Securities Act.

           (b) Each Class A Security will bear legends substantially in the form set forth at Exhibit A-1.

           (c) Each Class B Security will bear legends substantially in the form set forth at Exhibit A-2.

           (d) Each Class D Security will bear legends substantially in the form set forth at Exhibit A-3.

           (e) The Collateral Interest shall be subject to the restrictions on transfer set forth in the Loan Agreement, including Section 8.09 thereof.

           (f) It is the intention of the parties hereto that the Collateral Interest be treated under applicable tax law as indebtedness. In the event that the Collateral Interest is not so treated, it is the intention of the parties that the Collateral Interest be treated under applicable tax law as an interest in a partnership that owns the Receivables. In the event that the Collateral Interest is treated under applicable tax law as an interest in a partnership, it is the intention of the parties that the Collateral Interest be treated as guaranteed payments and, if for any reason it is not so treated, that the holder of the Collateral Interest be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Collateral Interest.

           (g) It is the intention of the parties hereto that, until such time as the Class D Securities are transferred or subdivided in accordance with Section 7.4, the Class D Securities be treated under applicable tax law as interests in a partnership that owns the Receivables.

           Section 7.6 Defeasance. The Securities may be defeased in whole or in part on the date that the following conditions shall have been satisfied: (i) there shall have been deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the sum of the outstanding principal amount of the Class A Securities, the outstanding principal amount of the Class B Securities and the outstanding principal amount of the Collateral Interest so defeased, and (y) in the Reserve Account, an amount equal to or greater than the anticipated excess of the Base Rate over the investment earnings on the amount deposited in the Principal Funding Account pursuant to clause (x) of this Section 7.6, as estimated by the Transferor, for the period from the date of such deposit to the Principal Funding Account through the June 2003 Distribution Date;
 (ii) the Transferor shall have delivered to the Trustee (a) an opinion of counsel to the effect that such deposit will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (b) an opinion of counsel to the effect that following such deposit none of the Trust, the Reserve Account or the Principal Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposits will not cause a Pay Out Event or any event that, with the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur; (iii) the Rating Agency Condition shall have been satisfied in connection with such events; and (iv) the amounts deposited into the Principal Funding Account and the Reserve Account pursuant to clauses (x) and (y) of this Section 7.6 are proceeds from the issuance of a Series of Investor Securities. If the Securities have been defeased in whole, the Series 1998-3 Securities will no longer be entitled to the security interest of the Trust in the Receivables and, except those set forth in clause (i) above, other Trust assets and the percentages applicable to the allocation to the Series 1998-3 Securityholders of Collections of Principal Receivables, Collections of Finance Charge Receivables and Collections of Defaulted Receivables will be reduced to zero. Upon the satisfaction of the foregoing conditions, the Class D Invested Amount will be reduced to zero.


                                ARTICLE VIII

                            Final Distributions

           Section 8.1. Sale of Receivables or Securityholders' Interest pursuant to Section 2.6 or 10.1 of the Agreement and Section 7.1 or 7.2 of this Supplement.

           (1)(i) The amount to be paid by the Transferor with respect to Series 1998-3 in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.6 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

           (ii) The amount to be paid by the Transferor with respect to Series 1998-3 in connection with a repurchase of the Securityholders' Interest pursuant to Section 10.1 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee for the purchase by such dealers of a security which is similar to the Class A Securities with a remaining maturity approximately equal to the remaining maturity of the Class A Securities and rated by each Rating Agency in the rating category originally assigned to the Class A Securities over (II) the portion of the Reassignment Amount attributable to the Class A Securities and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date, or if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee for the purchase by such dealers of a security which is similar to the Class B Securities with a remaining maturity approximately equal to the remaining maturity of the Class B Securities and rated by each Rating Agency in the rating category originally assigned to the Class B Securities over (II) the portion of the Reassignment Amount attributable to the Class B Securities.

           (2) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1 or any amounts allocable to the Series 1998-3 Securityholders' Interest deposited into the Collection Account pursuant to Section 7.2, the Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Securityholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Securityholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Securityholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Securityholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Securityholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Securityholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Securityholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Securityholders and (iii) the balance, if any, will be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement.

           (3) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to subsection 8.1(b) for payment to the Series 1998-3 Securityholders shall be deemed distributed in full to the Series 1998-3 Securityholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
 12.2 of the Agreement.

           Section 8.2. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables pursuant to Section 9.1 of the Agreement.

           (1) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.1(b) of the Agreement, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class A Securityholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class B Securityholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and (B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence and (iii) deduct an amount equal to the Collateral Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and distribute such amount to the Collateral Interest Holder for application in accordance with the Loan Agreement, provided that the amount of such distribution shall not exceed (x) the product of (1) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and (2) the Principal Allocation Percentage with respect to such Monthly Period minus (y) the amounts distributed to the Paying Agent pursuant to clauses (i) and (ii) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Principal Collections and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be allocated to the Transferor's Interest and shall be released to the Holder of the Transferor Security on such Distribution Date.

           (2) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A Securityholders on a prior Distribution Date and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Securityholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Securityholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class A Floating Percentage with respect to such Monthly Period; (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) any Class B Monthly Interest previously due but not distributed to the Class B Securityholders on a prior Distribution Date and
 (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Securityholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections and distribute such amount to the Paying Agent for payment to the Class B Securityholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class B Floating Percentage with respect to such Monthly Period; (iii) deduct an amount equal to the sum of
 (w) Collateral Monthly Interest for such Distribution Date, (x) any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date and (y) the amount of Collateral Additional Interest, if any, for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections and distribute such amount to the Collateral Interest Holder in accordance with the Loan Agreement, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Collateral Floating Percentage with respect to such Monthly Period; (iv) deduct an amount equal to the sum of
 (w) Class D Monthly Interest for such Distribution Date, (x) Class D Monthly Interest previously due but not distributed to the Class D Securityholders on a prior Distribution Date and (y) the amount of Class D Additional Interest, if any, for such Distribution Date and any Class D Additional Interest previously due but not distributed to the Class D Securityholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections and distribute such amount to the Paying Agent for payment to the Class D Securityholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1998-3 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class D Floating Percentage with respect to such Monthly Period; and (v) distribute any remaining insolvency proceeds to the Transferor.

           (3) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 1998-3 Securityholders shall be distributed in full to the Series 1998-3 Securityholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.2 of the Agreement.


                                 ARTICLE IX

                          Miscellaneous Provisions

           Section 9.1. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

           Section 9.2. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

           SECTION 9.3. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                          PARTNERS FIRST RECEIVABLES FUNDING, LLC,
                               Transferor


                               By: /s/ Mark J. Norwicz
                                  ---------------------------------
                                  Name:   Mark J. Norwicz
                                  Title:  Treasurer


                          PARTNERS FIRST HOLDINGS, LLC,
                               Servicer


                               By: /s/ Terence F. Browne
                                  ---------------------------------
                                  Name:   Terence F. Browne
                                  Title:  Secretary


                          THE BANK OF NEW YORK,
                               not in its individual capacity, but
                               solely as Trustee,


                               By: /s/ Wuhan Dansby
                                  ---------------------------------
                                  Name:   Wuhan Dansby
                                  Title:  Assistant Vice President






                                                               EXHIBIT A-1

                          FORM OF CLASS A SECURITY

 REGISTERED                                                   $__________1/

 No. R-_______                                         CUSIP No. _________


           UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                  PARTNERS FIRST CREDIT CARD MASTER TRUST

                              SERIES 1998-3

               CLASS A FLOATING RATE ASSET BACKED SECURITY

                     Class A Scheduled Payment Date:
                     The June 2003 Distribution Date

              Each $1,000 minimum denomination represents a
                       1/______ undivided interest
                            in Class A of the

          PARTNERS FIRST CREDIT CARD MASTER TRUST, SERIES 1998-3


 Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by Partners First Holdings, LLC, and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

 (Not an interest in or obligation of Partners First National Bank, Partners First Receivables Funding, LLC or any of their respective affiliates)

---------------
 1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


 This certifies that ______________ (the "Class A Securityholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement dated as of June 26, 1998 (as amended and supplemented, the "Supplement"), among Partners First Receivables Funding, LLC, as Transferor, Partners First Holdings, LLC, as Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferor's ownership interest in a portfolio of receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, the Yield Supplement Account and any other Series Accounts and (v) all other assets and interests constituting the Trust. The Holder of this Security is entitled to the benefits of the subordination of the Class B Securities, the Collateral Interest and the Class D Securities to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Security does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

           This Class A Security is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Securityholder by virtue of the acceptance hereof assents and is bound.

           It is the intent of the Transferor and the Class A Securityholders that, for federal, state and local income and franchise tax purposes only, the Class A Securities will qualify as indebtedness of the Transferor secured by the Receivables. The Class A Securityholder, by the acceptance of this Class A Security, agrees to treat this Class A Security for federal, state and local income and franchise tax purposes as debt of the Transferor.

           In general, payments of principal with respect to the Class A Securities are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Securities. The Class A Scheduled Payment Distribution Date is the June 2003 Distribution Date, but principal with respect to the Class A Securities may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Securities will occur later than the Class A Scheduled Payment Date.

           Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Security shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

           IN WITNESS WHEREOF, the Transferor has caused this Class A Security to be duly executed.

                               PARTNERS FIRST RECEIVABLES FUNDING, LLC


                               By:_____________________________________
                                  Name:
                                  Title:


 Dated:  ______, 1998


                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

 This is one of the Class A Securities described in the within-mentioned Agreement and Supplement.

                               THE BANK OF NEW YORK,
                               as Trustee,


                               By:_____________________________________
                                  Authorized Officer






                  PARTNERS FIRST CREDIT CARD MASTER TRUST

                               SERIES 1998-3

                CLASS A FLOATING RATE ASSET BACKED SECURITY

                      Summary of Terms and Conditions

           The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Security is one of a Series of Securities entitled Partners First Credit Card Master Trust, Series 1998-3 (the "Series 1998-3 Securities"), and one of a class thereof entitled Class A Series 1998-3 Floating Rate Asset Backed Securities, (the "Class A Securities"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor securityholders of all outstanding Series (the "Securityholders' Interest") with the remainder allocated to the Holder of the Transferor Security. The aggregate interest represented by the Class A Securities at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $528,000,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Charge-Offs for all prior Distribution Dates over Class A Charge-Offs reimbursed pursuant to subsection 4.7(b) of the Supplement prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

           Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Securities, which will represent fractional, undivided interests in certain of the Trust Assets.

           On each Distribution Date, the Paying Agent shall distribute to each Class A Securityholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Securityholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Securityholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Security will be made by the Paying Agent by check mailed to the address of the Class A Securityholder of record appearing in the Security Register without the presentation or surrender of this Class A Security or the making of any notation thereon (except for the final distribution in respect of this Class A Security) except that with respect to Class A Securities registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Security will be made only upon presentation and surrender of this Class A Security at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-3 Securityholders in accordance with the Agreement and the Supplement.

           On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor has the option to repurchase the Series 1998-3 Securityholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1998-3 Securityholders will not have any interest in the Receivables and the Series 1998-3 Securities will represent only the right to receive such Reassignment Amount.

           THIS CLASS A SECURITY DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A SECURITY IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

           The Class A Securities are issuable only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Security shall be registered in the Security Register upon surrender of this Class A Security for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Securityholder or such Class A Securityholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Securities of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

           As provided in the Agreement and subject to certain limitations therein set forth, Class A Securities are exchangeable for new Class A Securities evidencing like aggregate fractional, undivided interests as requested by the Class A Securityholder surrendering such Class A Securities. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

           The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Security is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

           THIS CLASS A SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                            ASSIGNMENT

 Social Security or other identifying number of assignee __________________

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________
                         (name and address of assignee)

 the within security and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said security on the books kept for registration thereof, with full power of substitution in the premises.


 Dated: ____________                   ____________________________2/

                                       Signature Guaranteed:

                                       ____________________________

--------------
  2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Security in every particular, without alteration, enlargement or any change whatsoever.






                                                                EXHIBIT A-2


                          FORM OF CLASS B SECURITY

 REGISTERED                                                   $__________3/

 No. R-_______                                         CUSIP No. _________


           UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R.
 SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

-----------------
 3/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.






                   PARTNERS FIRST CREDIT CARD MASTER TRUST

                              SERIES 1998-3

                 CLASS B FLOATING RATE ASSET BACKED SECURITY

                       Class B Scheduled Payment Date:
                       The June 2003 Distribution Date


                Each $1,000 minimum denomination represents a
                          1/________ undivided interest
                               in Class B of the

            PARTNERS FIRST CREDIT CARD MASTER TRUST, SERIES 1998-3


 Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by Partners First Holdings, LLC, and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

 (Not an interest in or obligation of Partners First Holdings, LLC, Partners First Receivables Funding, LLC or any of their respective affiliates)


 This certifies that ___________ (the "Class B Securityholder") is the registered owner of a fractional, undivided interest in certain assets of a trust (the "Trust") created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement dated as of June 26, 1998 (as amended and supplemented, the "Supplement"), among Partners First Receivables Funding, LLC, as Transferor, Partners First Holdings, LLC, as Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferor's ownership interest in a portfolio of receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, the Yield Supplement Account and the other Series Accounts and (v) all other assets and interests constituting the Trust. The Holder of this Security is entitled to the benefits of the subordination of the Collateral Interest and the Class D Securities to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Security does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

           This Class B Security is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class B Securityholder by virtue of the acceptance hereof assents and is bound.

           This Class B Security may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Security, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Security, the applicable Security Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

           THIS CLASS B SECURITY IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A SECURITIES TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

           It is the intent of the Transferor and the Class B Securityholders that, for federal, state and local income and franchise tax purposes only, the Class B Securities will qualify as indebtedness of the Transferor secured by the Receivables. The Class B Securityholder, by the acceptance of this Class B Security, agrees to treat this Class B Security for federal, state and local income and franchise tax purposes as debt of the Transferor.

           In general, payments of principal with respect to the Class B Securities are limited to the Class B Invested Amount, which may be less then the unpaid principal balance of the Class B Securities. The Class B Scheduled Payment Date is the June 2003 Distribution Date, but principal with respect to the Class B Securities may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Securities will occur later than the Class B Scheduled Payment Date.

           Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Security shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

           IN WITNESS WHEREOF, the Transferor has caused this Class B Security to be duly executed.


                               PARTNERS FIRST RECEIVABLES FUNDING, LLC


                               By:_____________________________________
                                  Name:
                                  Title:


 Dated: __________, 1998



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Class B Securities described in the within mentioned Agreement and Supplement.


                               THE BANK OF NEW YORK,
                               as Trustee


                               By:_____________________________________
                                  Authorized Signatory






                    PARTNERS FIRST CREDIT CARD MASTER TRUST

                                SERIES 1998-3

                 CLASS B FLOATING RATE ASSET BACKED SECURITY

                        Summary of Terms and Conditions

           The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class B Security is one of a Series of Securities entitled Partners First Credit Card Master Trust, Series 1998-3 (the "Series 1998-3 Securities"), and one of a class thereof entitled Class B Series 1998-3 Floating Rate Asset Backed Securities, (the "Class B Securities"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor securityholders of all outstanding Series (the "Securityholders' Interest") with the remainder allocated to the Holder of the Transferor Security. The aggregate interest represented by the Class B Securities at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $113,000,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Securityholders prior to such date, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates , minus (d) the amount of Redirected Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.8(a) of the Supplement (excluding any Redirected Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to Section 4.8), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Default Amount on all prior Distribution Dates, plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and
 (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

           Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Securities, which will represent fractional, undivided interests in certain of the Trust Assets.

           On each Distribution Date, the Paying Agent shall distribute to each Class B Securityholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Securityholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class B Securityholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class B Security will be made by the Paying Agent by check mailed to the address of the Class B Securityholder of record appearing in the Security Register without the presentation or surrender of this Class B Security or the making of any notation thereon (except for the final distribution in respect of this Class B Security) except that with respect to Class B Securities registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Security will be made only upon presentation and surrender of this Class B Security at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-3 Securityholders in accordance with the Agreement and the Supplement.

           On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor has the option to repurchase the Series 1998-3 Securityholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1998-3 Securityholders will not have any interest in the Receivables and the Series 1998-3 Securities will represent only the right to receive such Reassignment Amount.

           THIS CLASS B SECURITY DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B SECURITY IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

           The Class B Securities are issuable only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class B Security shall be registered in the Security Register upon surrender of this Class B Security for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Securityholder or such Class B Securityholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Securities of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

           As provided in the Agreement and subject to certain limitations therein set forth, Class B Securities are exchangeable for new Class B Securities evidencing like aggregate fractional undivided interests as requested by the Class B Securityholder surrendering such Class B Securities. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

           The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Security is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

           THIS CLASS B SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                           ASSIGNMENT


 Social Security or other identifying number of assignee __________________

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________
                         (name and address of assignee)

 the within security and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said security on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:                                         _________________________4/

                                                Signature Guaranteed:

                                                _________________________


 ---------------------
  4/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Security in every particular, without alteration, enlargement or any change whatsoever.






                                                             EXHIBIT A-3


                     FORM OF CLASS D INVESTOR SECURITY


      THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

      EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R.
 SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).






                   PARTNERS FIRST CREDIT CARD MASTER TRUST

                               SERIES 1998-3

                CLASS D FLOATING RATE ASSET BACKED SECURITY

               Each $1,000 minimum denomination represents a
                         1/_______ undivided interest
                             in Class D of the

         PARTNERS FIRST CREDIT CARD MASTER TRUST, SERIES 1998-3


 Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by Partners First Holdings, LLC, and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

  (Not an interest in or obligation of Partners First Receivables Funding, LLC, Partners First Receivables, LLC or any of their respective affiliates)


 This certifies that PARTNERS FIRST RECEIVABLES FUNDING, LLC (the "Class D Securityholder") is the registered owner of a fractional, undivided interest in certain assets of a trust (the "Trust") created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement, dated as of June 26, 1998 (as amended and supplemented, the "Supplement"), among Partners First Receivables Funding, LLC, as Transferor, Partners First Holdings, LLC, as Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferor's ownership interest in a portfolio of receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, the Yield Supplement Account and the other Series Accounts and (v) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class D Security does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

           This Class D Security is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class D Securityholder by virtue of the acceptance hereof assents and is bound.

           This Class D Security may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class D Security, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class D Security, the applicable Security Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

           THIS CLASS D SECURITY IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A SECURITIES, THE CLASS B SECURITIES AND THE COLLATERAL INTEREST TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

      Subject to the satisfaction of the conditions set forth in the Supplement, the Class D Securityholders may at any time and from time to time (i) subdivide their Class D Securities into two or more subsidiary securities, or (ii) reallocate all or any portion of the amounts distributable to the Class D Securityholders to any other Securityholder. In connection with such subdivision, the Transferor may assign an interest rate to Class D Securities or a portion thereof. Upon presentation to the Trustee and the Paying Agent of documentation satisfactory to the Trustee, the Trustee shall pay amounts due hereunder to the Class D Securityholders to the holders of such constituent securities or such other Securityholder, as the case may be, pursuant to the terms of such documentation.

           No principal will be payable to the Class D Securityholders until the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount have been paid in full. In general, payments of principal with respect to the Class D Securities are limited to the Class D Invested Amount, which may be less then the unpaid principal balance of the Class D Securities.

           IN WITNESS WHEREOF, the Transferor has caused this Class D Security to be duly executed.


                               PARTNERS FIRST RECEIVABLES FUNDING, LLC


                               By:_____________________________________
                                  Name:
                                  Title:


 Dated:  _________, 1998


                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Class D Securities described in the within mentioned Agreement and Supplement.


                               THE BANK OF NEW YORK,
                               as Trustee


                               By:_____________________________________
                                  Authorized Signatory






                    PARTNERS FIRST CREDIT CARD MASTER TRUST

                               SERIES 1998-3

                  CLASS D FLOATING RATE ASSET BACKED SECURITY

                         Summary of Terms and Conditions

           The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class D Security is one of a Series of Securities entitled Partners First Credit Card Master Trust, Series 1998-3 (the "Series 1998-3 Securities"), and one of a class thereof entitled Class D Series 1998-3 Floating Rate Asset Backed Securities, (the "Class D Securities"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor securityholders of all outstanding Series (the "Securityholders' Interest") with the remainder allocated to the Holder of the Transferor Security. The aggregate interest represented by the Class D Securities at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D Invested Amount at such time. The Class D Initial Invested Amount is $42,000,000. The Class D Invested Amount on any date will be an amount equal to (a) the Class D Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class D Securityholders prior to such date, minus (c) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, minus (d) the amount of Redirected Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.8(a) of the Supplement, minus (e) an amount equal to the amount by which the Class D Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.6(a), (b) and (c) of the Supplement and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.7(m) of the Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and
 (e); provided, however, that the Class D Invested Amount may not be reduced below zero.

           Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Securities, which will represent fractional, undivided interests in certain of the Trust Assets.

           On each Distribution Date, the Paying Agent shall distribute to each Class D Securityholder of record on the last day of the preceding calendar month (each a "Record Date") such Class D Securityholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class D Securityholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class D Security will be made by the Paying Agent by check mailed to the address of the Class D Securityholder of record appearing in the Security Register without the presentation or surrender of this Class D Security or the making of any notation thereon (except for the final distribution in respect of this Class D Security), distributions will be made in the form of immediately available funds. Final payment of this Class D Security will be made only upon presentation and surrender of this Class D Security at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-3 Securityholders in accordance with the Agreement and the Supplement.

           On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor has the option to repurchase the Series 1998-3 Securityholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1998-3 Securityholders will not have any interest in the Receivables and the Series 1998-3 Securities will represent only the right to receive such Reassignment Amount.

           THIS CLASS D SECURITY DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS D SECURITY IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

           The Class D Securities are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class D Security shall be registered in the Security Register upon surrender of this Class D Security for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class D Securityholder or such Class D Securityholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D Securities of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

           As provided in the Agreement and subject to certain limitations therein set forth, Class D Securities are exchangeable for new Class D Securities evidencing like aggregate fractional undivided interests as requested by the Class D Securityholder surrendering such Class D Securities. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

           The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class D Security is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

           THIS CLASS D SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                            ASSIGNMENT


 Social Security or other identifying number of assignee __________________

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________
                       (name and address of assignee)

 the within security and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said security on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:                                            ______________________5/

                                                   Signature Guaranteed:

                                                   ________________________


-----------------
 5/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Security in every particular, without alteration, enlargement or any change whatsoever.






                                                                  EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE

                        ______________________________

                    PARTNERS FIRST CREDIT CARD MASTER TRUST

                                 SERIES 1998-3
                        ______________________________

           The undersigned, a duly authorized representative of Partners First Holdings, LLC, as Servicer (the "Servicer") pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Pooling and Servicing Agreement"), among the Servicer, Partners First Receivables Funding, LLC ("PFRF"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

           a. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-3 Supplement dated as of June 26, 1998, among the Services, PFRF and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

           b.  Partnership Holdings, LLC is the Servicer.

           c.  The undersigned is a Servicing Officer.

 I.   INSTRUCTION TO MAKE A WITHDRAWAL.

           Pursuant to subsections 4.5(a), (b), (c) and (d), the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds, Collateral Available Funds and Class D Available Funds, respectively) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.5(a), (b), (c) and (d):

         With respect to the Class A Securities:

         A) Pursuant to subsection 4.5(a)(i):

             (1)  Interest at the Class A Interest Rate for
                  the related Interest Period on the Class A
                  Invested Amount . . . . . . . . . . . . . . . .  $_______
             (2)  Class A Monthly Interest previously due but
                  not paid  . . . . . . . . . . . . . . . . . . .  $_______
             (3)  Class A Additional Interest and any Class A
                  Additional Interest due but not paid  . . . . .  $_______

         B) Pursuant to subsection 4.5(a)(ii):

             (1)  The Class A Servicing Fee for the preceding
                  Monthly Period  . . . . . . . . . . . . . . . .  $_______
             (2)  Accrued and unpaid Class A Servicing Fees . . .  $_______

         C) Pursuant to subsection 4.5(a)(iii):

             Class A Default Amount for the preceding Monthly
             Period . . . . . . . . . . . . . . . . . . . . . . .  $_______

         With respect to the Class B Securities:

         A) Pursuant to subsection 4.5(b)(i):

             (1)  Interest at the Class B Interest Rate for
                  the preceding Monthly Period on the Class B
                  Invested Amount . . . . . . . . . . . . . . . .  $_______
             (2)  Class B Monthly Interest previously due but
                  not paid  . . . . . . . . . . . . . . . . . . .  $_______
             (3)  Class B Additional Interest and any Class B
                  Additional Interest previously due but not
                  paid  . . . . . . . . . . . . . . . . . . . . .  $_______

         B) Pursuant to subsection 4.5(b)(ii):

             (1)  The Class B Servicing Fee for the preceding
                  Monthly Period  . . . . . . . . . . . . . . . .  $_______
             (2)  Accrued and unpaid Class B Servicing Fees . . .  $_______

         With respect to the Collateral Interest

         A) Pursuant to subsection 4.5(c)(i):

             (1)  The Collateral Servicing Fee for the
                  preceding Monthly Period  . . . . . . . . . . .  $_______
             (2)  Accrued and unpaid Collateral Servicing Fee . .  $_______

         With respect to the Class D Securities

         A) Pursuant to subsection 4.5(d)(i):

             (1)  The Class D Servicing Fee for the preceding
                  Monthly Period . . . . . . . . . . . . . . . .   $_______
             (2)  Accrued and unpaid Class D Servicing Fee  . . .  $_______

           Pursuant to subsections 4.5(e), (f) and (g), the Servicer hereby instructs the Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.5(e), (f) and
 (g):

         A) Pursuant to subsection 4.5(e):

             (1)  The Collateral Monthly Principal paid to the
                  Collateral Interest Holder for application in
                  accordance with the Loan Agreement  . . . . . .  $_______
             (2)  Amount to be treated as Shared Principal
                  Collections . . . . . . . . . . . . . . . . . .  $_______

         B) Pursuant to subsection 4.5(f):

             (1)  The Lesser of the Controlled Deposit Amount
                  and the sum of the Class A Adjusted Invested
                  Amount and the Class B Adjusted Invested
                  Amount deposited in the Principal Funding
                  Account . . . . . . . . . . . . . . . . . . . .  $_______
             (2)  Prior to the date the Class B Invested Amount
                  is paid in full, in which a reduction of the
                  Required Enhancement Amount has occurred, an
                  amount equal to the Collateral Monthly
                  Principal shall be paid to the Collateral
                  Interest Holder . . . . . . . . . . . . . . . .  $_______
             (3)  After the Class B Invested Amount is paid in
                  full, in which a reduction of the Required
                  Enhancement Amount has occurred an amount
                  paid to the Collateral Interest Holder (up
                  to the Collateral Invested Amount) pursuant
                  to the Loan Agreement . . . . . . . . . . . . .  $_______
             (4)  Prior to the date the Collateral Invested
                  Amount is paid in full, the amount paid to
                  the Class D Securityholders for application
                  in accordance with the Loan Agreement . . . . .  $_______

         C) Pursuant to subsection 4.5(g):

             (1)  An amount up to the Class A Adjusted Invested
                  Amount deposited in the Principal Funding
                  Account . . . . . . . . . . . . . . . . . . . .  $_______
             (2)  On and after the Distribution Date on which
                  the Class A Invested Amount is paid in full,
                  an amount up to the Class B Invested Amount
                  deposited in the Principal Funding Account  . .  $_______
             (3)  On and after the Distribution Date on which
                  the Class B Invested Amount is paid in full,
                  an amount up to the Collateral Invested
                  Amount paid to the Collateral Interest
                  Holder pursuant to the Loan Agreement . . . . .  $_______
             (4)  On and after the Distribution Date on which
                  the Collateral Invested Amount is paid in
                  full, an amount up to Class D Invested
                  Amount deposited into the Principal Funding
                  Account . . . . . . . . . . . . . . . . . . . .  $_______

           Pursuant to Section 4.7, the Servicer does hereby instruct the Trustee to apply on __________, which is a Distribution Date under the Supplement, any Excess Spread and Excess Finance Charge Collections allocated to Series 1998-3 as follows:

         A) Pursuant to subsection 4.7(a):

             Class A Required Amount applied in the priority
             set forth in subsections 4.5(a)(i), (ii) and
             (iii) . . . . . . . . . . . . . . . . . . . . . . .   $_______

         B) Pursuant to subsection 4.7(b):

             Aggregate amount of Class A Charge-Offs not
             previously reimbursed allocated to Available
             Principal Collections  . . . . . . . . . . . . . . .  $_______

         C) Pursuant to subsection 4.7(c):

             Class B Required Amount applied first in the
             priority set forth in subsections 4.5(b)(i) and
             (ii) and any remaining amount up to the Class B
             Default Amount allocated to Available Principal
             Collections  . . . . . . . . . . . . . . . . . . . .  $_______

         D) Pursuant to subsection 4.7(d)

             The amount equal to the difference between (x)
             the product of (i)(A) a fraction, the numerator
             of which is the actual number of days in the
             period from (and including) the immediately
             preceding Distribution Date (or in the case of
             the first Distribution Date, the Closing Date)
             to (but excluding) such Distribution Date and the
             denominator of which is 360, times (B) the Class B
             Interest Rate and (ii) the outstanding principal
             balance of the Class B Invested Securities as of
             the close of business on the last day of the
             preceding Monthly Period and (y) the amount
             distributed to the Paying Agent for payment to
             the Class B Securityholders pursuant to
             subsection 4.5(b)(i) . . . . . . . . . . . . . . . .  $_______

         E) Pursuant to subsection 4.7(e):

             The amount by which the "Class B Invested Amount"
             has been reduced pursuant to clauses (c), (d) and
             (e) of the definition thereof allocated to
             Available Principal Collections  . . . . . . . . . .  $_______

         F) Pursuant to subsection 4.7(f):

             (1)  The amount of the excess, if any, of the
                  sum of the Monthly Servicing Fee for such
                  Distribution and the amount of any Monthly
                  Serving Fee previously due but not
                  distributed on a prior Distribution Date,
                  over the sum of the amounts distributed to
                  the pursuant Servicer on such Distribution
                  Date to subsections 4.5(a)(ii), (b)(ii),
                  c(i) and d(i) . . . . . . . . . . . . . . . . .  $_______

         G) Pursuant to subsection 4.7(g):

             (1)  Collateral Monthly Interest . . . . . . . . . .  $_______
             (2)  Collateral Monthly Interest previously due
                  but not paid  . . . . . . . . . . . . . . . . .  $_______
             (3)  Collateral Additional Interest and any
                  Collateral Additional Interest previously
                  due and not paid  . . . . . . . . . . . . . . .  $_______

         H) Pursuant to subsection 4.7(h):

             Collateral Default Amount allocated to Available
             Principal Collections  . . . . . . . . . . . . . . .  $_______

         I) Pursuant to subsection 4.7(i):

             The amount by which the "Collateral Invested
             Amount" has been reduced pursuant to clauses
             (c), (d) and (e) of the definition thereof
             allocated to Available Principal Collections . . . .  $_______

         J) Pursuant to subsection 4.7(j):

             The excess of the Required Reserve Account Amount
             over the Available Reserve Amount deposited into
             the Reserve Account  . . . . . . . . . . . . . . . .  $_______

         K) Pursuant to subsection 4.7(k):

             (1)  Class D Monthly Interest  . . . . . . . . . . .  $_______
             (2)  Class D Monthly Interest previously due but
                  not paid  . . . . . . . . . . . . . . . . . . .  $_______
             (3)  Class D Additional Interest and any Class D
                  Additional Interest previously due but not
                  paid  . . . . . . . . . . . . . . . . . . . . .  $_______

         L) Pursuant to subsection 4.7(l):

             The amount equal to the Class D Default Amount
             allocated to Available Principal Collections . . . .  $_______

         M) Pursuant to subsection 4.7(m):

             The amount by which the "Class D Invested Amount"
             has been reduced pursuant to clauses (c), (d) and
             (e) of the definition thereof allocated to
             Available Principal Collections  . . . . . . . . . .  $_______

         N) Pursuant to subsection 4.7 (n)

             Paid to the Collateral Interest Holder pursuant
             to the Loan Agreement  . . . . . . . . . . . . . . .  $_______

         O) Pursuant to subsection 4.7 (o)

             Treated as Excess Finance Charge Collections and
             allocated to other Series or paid to the Holder
             of the Transferor Security . . . . . . . . . . . . .  $_______

           Pursuant to Section 4.8, the Servicer does hereby instruct the Trustee to apply on __________, which is a Distribution Date under the Pooling and Servicing Agreement, $__________ of Redirected Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B Available Funds, Collateral Available Funds. Excess Spread and Excess Finance Charge Collections thereto.


 II. INSTRUCTION TO MAKE CERTAIN PAYMENTS

         Pursuant to Section 5.1 of the Series Supplement, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Collection Account or the Principal Funding Account, as applicable, on

 __________, which date is a Distribution Date under the Supplement, the following amounts as set forth below:

     A)  Pursuant to subsection 5.1(a):

         Interest to be distributed to Class A
         Securityholders  . . . . . . . . . . . . . . . . . . .  $_________

     B)  Pursuant to subsection 5.1(b):

         On the Class A Scheduled Payment Date, principal to
         be distributed to the Class A Securityholders  . . . .  $__________

     C)  Pursuant to subsection 5.1(c):

         Interest to be distributed to Class B
         Securityholders  . . . . . . . . . . . . . . . . . . .  $__________

     D)  Pursuant to subsection 5.1(d):

         On the Class B Scheduled Final Payment Date, on or
         after the date Class A Invested Amount is paid in
         full, principal to be distributed to the Class B
         Securityholders  . . . . . . . . . . . . . . . . . . .  $__________

     E)  Pursuant to subsection 5.1 (e):

         On and after the Collateral Invested Amount is paid
         in full, the amount to be paid to Class D
         Securityholders  . . . . . . . . . . . . . . . . . . .  $__________


 III.    ACCRUED AND UNPAID AMOUNTS

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

     1.  Subsection 4.6(a):

         The aggregate amount of all unreimbursed Class A
         Charge-Offs  . . . . . . . . . . . . . . . . . . . . .  $__________

     2.  Subsections 4.6(a), (b) and 4.8(a):

         The aggregate amount by which the "Class B Invested
         Amount" has been reduced pursuant to clauses (c),
         (d) and (e) of the definition thereof  . . . . . . . .  $__________

     3.  Subsections 4.6(a), (b), (c) and 4.8(a) and (b):

         The aggregate amount by which the "Collateral
         Invested Amount" has been reduced pursuant to clauses (c), (d) and (e) of the definition thereof . . $__________

     4.  Subsections 4.6(a), (b), (c) and (d) and 4.8(a),
         (b) and (c):

         The aggregate amount by which the "Class D Invested
         Amount" has been reduced pursuant to clauses (c),
         (d) and (e) of the definition thereof  . . . . . . . .  $__________


         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of __________, ____.

                               PARTNERS FIRST HOLDINGS, LLC


                               By ______________________________
                                  Name:
                                  Title:






                                                                  EXHIBIT C

                         FORM OF MONTHLY STATEMENT

                  PARTNERS FIRST CREDIT CARD MASTER TRUST
                               SERIES 1998-3

         Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 26, 1998 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Partners First Holdings, LLC (the "Holdings"), as Servicer, Partners First Receivables Funding, LLC ("PFRF"), as Transferor, and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 1998-3 Supplement dated as of June 26, 1998 (the "Supplement") among the Holdings, PFRF and the Trustee, the Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-3 Securityholders and the performance of the Partners First Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Trust during the month of __________ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-3 Security (a "Security"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

     A) Information regarding distributions in respect of the Class A Securities per $1,000 original security principal amount:

         (1)  The total amount of the distribution in respect
              of Class A Securities, per $1,000 original
              security principal amount . . . . . . . . . . . .  $__________
         (2)  The amount of the distribution set forth in
              paragraph 1 above in respect of interest on
              the Class A Securities, per $1,000 original
              security principal amount . . . . . . . . . . . .  $__________
         (3)  The amount of the distribution set forth in
              paragraph 1 above in respect of principal of
              the Class A Securities, per $1,000 original
              security principal amount . . . . . . . . . . . .  $__________

     B)  Class A Investor Charge Offs and Reimbursement of
         Charge Offs:

         (1)  The amount of Class A Investor Charge Offs  . . .  $__________
         (2)  The amount of Class A Investor Charge Offs
              set forth in paragraph 1 above, per $1,000
              original security principal amount  . . . . . . .  $__________
         (3)  The total amount reimbursed in respect of
              Class A Investor Charge Offs  . . . . . . . . . .  $__________
         (4)  The amount set forth in paragraph 3 above,
              per $1,000 original security principal amount . .  $__________
         (5)  The amount, if any, by which the outstanding
              principal balance of the Class A Securities
              exceeds the Class A Invested Amount after
              giving effect to all transactions on such
              Distribution Date . . . . . . . . . . . . . . . .  $__________

     C) Information regarding distributions in respect of the Class B Securities, per $1,000 original security principal amount:

         (1)  The total amount of the distribution in respect
              of Class B Securities, per $1,000 original
              security principal amount . . . . . . . . . . . .  $__________
         (2)  The amount of the distribution set forth in
              paragraph 1 above in respect of interest on
              the Class B Securities, per $1,000 original
              security principal amount . . . . . . . . . . . .  $__________
         (3)  The amount of the distribution set forth in
              paragraph 1 above in respect of principal of
              the Class B Securities, per $1,000 original
              security principal amount . . . . . . . . . . . .  $__________

     D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount:

         (1)  The amount of reductions in Class B Invested
              Amount pursuant to clauses (c), (d) and (e) of
              the definition of Class B Invested Amount . . . .  $__________
         (2)  The amount of the reductions in the Class B
              Invested Amount set forth in paragraph 1
              above, per $1,000 original security principal
              amount  . . . . . . . . . . . . . . . . . . . . .  $__________
         (3)  The total amount reimbursed in respect of such
              reductions in the Class B Invested Amount . . . .  $__________
         (4)  The amount set forth in paragraph 3 above, per
              $1,000 original security principal amount . . . .  $__________
         (5)  The amount, if any, by which the outstanding
              principal balance of the Class B Securities
              exceeds the Class B Invested Amount after
              giving effect to all transactions on such
              Distribution Date . . . . . . . . . . . . . . . .  $__________

     E) Information regarding certain distributions to the Collateral Interest Holder:

         (1)  The amount distributed to the Collateral
              Interest Holder in respect of interest on
              the Collateral Invested Amount  . . . . . . . . .  $__________
         (2)  The amount distributed to the Collateral
              Interest Holder in respect of principal on
              the Collateral Invested Amount  . . . . . . . . .  $__________

     F) Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount:

         (1)  The amount of reductions in the Collateral
              Invested Amount pursuant to clauses (c), (d)
              and (e) of the definition of Collateral
              Invested Amount . . . . . . . . . . . . . . . . .  $__________
         (2) The total amount reimbursed in respect of such reductions in the Collateral Invested Amount . . $__________

     G) Information regarding certain distributions to the Class D Securityholders:

         (1)  The amount distributed to the Class D
              Securityholders in respect of interest on the
              Class D Invested Amount . . . . . . . . . . . . .  $__________
         (2)  The amount distributed to the Class D
              Securityholders with respect to principal on
              the Class D Invested Amount . . . . . . . . . . .  $__________

     H) Amount of reductions in Class D Invested Amount pursuant to clauses (c), (d) and (e) of the definition of Class D Invested Amount:

         (1)  The amount of reductions in the Class D
              Invested Amount pursuant to clauses (c), (d)
              and (e) of the definition of Class D Invested
              Amount  . . . . . . . . . . . . . . . . . . . . .  $__________
         (2)  The total amount reimbursed in respect of such
              reduction in the Class D Invested Amount  . . . .  $__________

 RECEIVABLES --

 Beginning of the Month Principal Receivables  . . . . . . . . .  $_________
 Beginning of the Month Finance Charge Receivables . . . . . . .  $_________
 Beginning of the Month Discounted Receivables . . . . . . . . .  $_________
 Beginning of the Month Premium Receivables  . . . . . . . . . .  $_________
 Beginning of the Month Total Receivables  . . . . . . . . . . .  $_________

 Removed Principal Receivables . . . . . . . . . . . . . . . . .  $_________
 Removed Finance Charge Receivables  . . . . . . . . . . . . . .  $_________
 Removed Total Receivables . . . . . . . . . . . . . . . . . . .  $_________

 Additional Principal Receivables  . . . . . . . . . . . . . . .  $_________
 Additional Finance Charge Receivables . . . . . . . . . . . . .  $_________
 Additional Total Receivables  . . . . . . . . . . . . . . . . .  $_________

 Discounted Receivables Generated this Period  . . . . . . . . .  $_________
 Premium Receivables Generated this Period . . . . . . . . . . .  $_________
 End of the Month Principal Receivables  . . . . . . . . . . . .  $_________
 End of the Month Finance Charge Receivables . . . . . . . . . .  $_________
 End of the Month Discounted Receivables . . . . . . . . . . . .  $_________
 End of the Month Premium Receivables  . . . . . . . . . . . . .  $_________
 End of the Month Total Receivables  . . . . . . . . . . . . . .  $_________

 Special Funding Account Balance . . . . . . . . . . . . . . . .  $_________
 Aggregate Invested Amount (all Master Trust Series) . . . . . .  $_________
 End of the Month Transferor Amount  . . . . . . . . . . . . . .  $_________

 DELINQUENCIES AND LOSSES --RECEIVABLES

 End of the Month Delinquencies
     30-59 Days Delinquent . . . . . . . . . . . .  $_________
     60-89 Days Delinquent . . . . . . . . . . . .  $_________
     90+ Days Delinquent . . . . . . . . . . . . .  $_________

     Total 30+ Days Delinquent . . . . . . . . . . . . . . . . .  $_________

 Defaulted Accounts During the Month . . . . . . . . . . . . . .  $_________

 INVESTED AMOUNTS --

     Class A Initial Invested Amount . . . . . . .  $_________
     Class B Initial Invested Amount . . . . . . .  $_________
     Collateral Initial Invested Amount  . . . . .  $_________
     Class D Initial Investment Amount . . . . . .  $_________
 INITIAL INVESTED AMOUNT . . . . . . . . . . . . . . . . . . . .  $__________

     Class A Invested Amount . . . . . . . . . . .  $_________
     Class B Invested Amount . . . . . . . . . . .  $_________
     Collateral Invested Amount  . . . . . . . . .  $_________
     Class D Invested Amount . . . . . . . . . . .  $_________

 INVESTED AMOUNT . . . . . . . . . . . . . . . . . . . . . . . .  $_________
     Class A Adjusted Invested Amount  . . . . . . . . . . . . .  $_________
     Class B Adjusted Invested Amount  . . . . . . . . . . . . .  $_________

 ADJUSTED INVESTED AMOUNT  . . . . . . . . . . . . . . . . . . .  $_________

 MONTHLY SERVICING FEE . . . . . . . . . . . . . . . . . . . . .  $_________

 SERIES DEFAULT AMOUNT . . . . . . . . . . . . . . . . . . . . .  $_________

 GROUP I INFORMATION

     WEIGHTED AVERAGE INTEREST RATE FOR ALL SERIES IN
       GROUP ONE . . . . . . . . . . . . . . . . . . . . . . . .  $_________
     GROUP I FINANCE CHARGE COLLECTIONS  . . . . . . . . . . . .  $_________
     GROUP I ADDITIONAL AMOUNTS  . . . . . . . . . . . . . . . .  $_________
     GROUP I SERIES DEFAULT AMOUNT . . . . . . . . . . . . . . .  $_________
     GROUP I MONTHLY FEES  . . . . . . . . . . . . . . . . . . .  $_________
     GROUP I  MONTHLY INTEREST . . . . . . . . . . . . . . . . .  $_________

 SERIES 1998-3 INFORMATION

     SERIES 1998-3 ALLOCATION PERCENTAGE . . . . . . . . . . . .  _________%
     SERIES 1998-3 ALLOCABLE FINANCE CHARGE COLLECTIONS  . . . .  $_________
     SERIES 1998-3 ADDITIONAL AMOUNTS  . . . . . . . . . . . . .  $_________
     SERIES 1998-3 ALLOCABLE DEFAULTED AMOUNT  . . . . . . . . .  $_________
     SERIES 1998-3 MONTHLY FEES  . . . . . . . . . . . . . . . .  $_________
     SERIES 1998-3 ALLOCABLE PRINCIPAL COLLECTIONS . . . . . . .  $_________
     SERIES 1998-3 REQUIRED TRANSFEROR AMOUNT  . . . . . . . . .  $_________
     FLOATING ALLOCATION PERCENTAGE  . . . . . . . . . . . . . .  $_________
     INVESTOR FINANCE CHARGE COLLECTIONS . . . . . . . . . . . .  _________%
     SERIES DEFAULT AMOUNT . . . . . . . . . . . . . . . . . . .  $_________
     REDIRECTED INVESTOR FINANCE CHARGE COLLECTIONS  . . . . . .  $_________
     PRINCIPAL ALLOCATIONS PERCENTAGE  . . . . . . . . . . . . .  _________%
     AVAILABLE PRINCIPAL COLLECTIONS . . . . . . . . . . . . . .  $_________

 CLASS A AVAILABLE FUNDS --

 CLASS A FLOATING PERCENTAGE . . . . . . . . . . . . . . . . . .  _________%

     Class A Floating Percentage of Redirected
       Investor Finance Charge Collections . . . .  $_________
     Other Amounts . . . . . . . . . . . . . . . .  $_________
 TOTAL CLASS A AVAILABLE FUNDS . . . . . . . . . . . . . . . . .  $_________

     Class A Monthly Interest  . . . . . . . . . .  $_________
     Class A Servicing Fee . . . . . . . . . . . .  $_________
     Class A Default Amount  . . . . . . . . . . .  $_________
 TOTAL CLASS A EXCESS SPREAD . . . . . . . . . . . . . . . . . .  $_________

 CLASS A REQUIRED AMOUNT . . . . . . . . . . . . . . . . . . . .  $_________

 CLASS B AVAILABLE FUNDS --

 CLASS B FLOATING PERCENTAGE . . . . . . . . . . . . . . . . . .  _________%

 CLASS B AVAILABLE FUNDS . . . . . . . . . . . . . . . . . . . .  $_________

     Class B Monthly Interest  . . . . . . . . . .  $_________
     Class B Servicing Fee . . . . . . . . . . . .  $_________

 COLLATERAL AVAILABLE FUNDS COLLATERAL FLOATING PERCENTAGE . . .  _________%

 COLLATERAL AVAILABLE FUNDS  . . . . . . . . . . . . . . . . . .  $_________
     Collateral Interest Servicing Fee . . . . . . . . . . . . .  $_________

 TOTAL COLLATERAL EXCESS SPREAD  . . . . . . . . . . . . . . . .  $_________

 TOTAL CLASS B EXCESS SPREAD . . . . . . . . . . . . . . . . . .  $_________

 CLASS D FLOATING PERCENTAGE . . . . . . . . . . . . . . . . . .  $_________

 TOTAL CLASS A AVAILABLE FUNDS . . . . . . . . . . . . . . . . .  $_________

     Class D Monthly Interest  . . . . . . . . . . . . . . . . .  _________%
     Class D Servicing Fee . . . . . . . . . . . . . . . . . . .  _________%

 EXCESS SPREAD --

 TOTAL EXCESS SPREAD . . . . . . . . . . . . . . . . . . . . . .  $_________

 a)  Excess Spread Applied to Class A Required
     Amount  . . . . . . . . . . . . . . . . . . .  $_________
 b)  Excess Spread Applied to Class A Investor
     Charge Offs . . . . . . . . . . . . . . . . .  $_________
 c)  Excess Spread Applied to Class B Required
     Amount  . . . . . . . . . . . . . . . . . . .  $_________
 d)  Excess Spread Applied to Class B Interest . .  $_________
 e)  Excess Spread Applied to Reductions of
     Class B Invested Amount pursuant to
     clauses (c), (d) and (e)  . . . . . . . . . .  $_________
 f)  Excess Spread Applied to Monthly
     Servicing Fee . . . . . . . . . . . . . . . .  $_________
 g)  Excess Spread Applied to Collateral
     Monthly Interest  . . . . . . . . . . . . . .  $_________
 h)  Excess Spread Applied to Collateral
     Default Amount  . . . . . . . . . . . . . . .  $_________
 i)  Excess Spread Applied to Reductions of
     Collateral Invested Amount Pursuant to
     Clauses (c), (d) and (e)  . . . . . . . . . .  $_________
 j)  Excess Spread Applied to Reserve Account  . .  $_________
 k)  Excess Spread Applied to pay Class D
     Monthly Interest  . . . . . . . . . . . . . .  $_________
 l)  Excess Spread Applied to Class D Default
     Amount  . . . . . . . . . . . . . . . . . . .  $_________
 m)  Excess Spread Applied to Reductions of
     Class D Invested Amount pursuant to
     clauses (c), (d) and (e)  . . . . . . . . . .  $_________
 n)  Excess Spread Applied to Other Amounts
     Owed to Collateral Interest Holder  . . . . .  $_________

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS
 ELIGIBLE FOR OTHER EXCESS ALLOCATION SERIES . . .  $_________

 EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR
 ALL ALLOCATION SERIES . . . . . . . . . . . . . .  $_________

 SERIES 1998-3 EXCESS FINANCE CHARGE COLLECTIONS

 EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED
 TO SERIES 1998-3  . . . . . . . . . . . . . . . .  $_________

     Excess Finance Charge Collections Applied
     to Class A Required Amount  . . . . . . . . .  $_________

     Excess Finance Charge Collections Applied
     to Class A Investor Charge Offs . . . . . . .  $_________

     Excess Finance Charge Collections Applied
     to Class B Required Amount  . . . . . . . . .  $_________

     Excess Finance Charge Collections Applied
     to Reductions of Class B Invested Amount
     Pursuant to Clauses (c), (d) and (e)  . . . .  $_________

     Excess Finance Charge Collections Applied
     to Collateral Monthly Interest  . . . . . . .  $__________

     Excess Finance Charge Collections Applied
     to Unpaid Monthly Servicing Fee . . . . . . .  $__________

     Excess Finance Charge Collections Applied
     to Collateral Default Amount  . . . . . . . .  $__________

     Excess Finance Charge Collections Applied
     to Reductions of Collateral Invested Amount
     Pursuant to Clauses (c), (d) and (e)  . . . .  $__________

     Excess Finance Charge Collections Applied
     to Reserve Account  . . . . . . . . . . . . .  $__________

     Excess Finance Charge Collections Applied
     to pay Class D Monthly Interest . . . . . . .  $__________

     Excess Finance Charge Collections Applied
     to Class D Default Amount . . . . . . . . . .  $_________

     Excess Finance Charge Collections Applied
     to Reductions of Class D Invested Amount
     pursuant to clauses (c), (d), and (e) . . . .  $_________

     Excess Finance Charge Collections Applied
     to Other Amounts Owed to Collateral
     Interest Holder . . . . . . . . . . . . . . .  $_________

 YIELD AND BASE RATE --

     Base Rate (Current Month) . . . . . . . . . .  _________%
     Base Rate (Prior Month) . . . . . . . . . . .  _________%
     Base Rate (Two Months Ago)  . . . . . . . . .  _________%
 THREE MONTH AVERAGE BASE RATE . . . . . . . . . . . . . . . . .  _________%

     Series Adjusted Portfolio Yield
       (Current Month) . . . . . . . . . . . . . .  _________%
     Series Adjusted Portfolio Yield
       (Prior Month) . . . . . . . . . . . . . . .  _________%
     Series Adjusted Portfolio Yield
       (Two Months Ago)  . . . . . . . . . . . . .  _________%
 THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO YIELD . . . . . .  _________%

 PRINCIPAL COLLECTIONS --

 CLASS A PRINCIPAL PERCENTAGE  . . . . . . . . . . . . . . . . .  _________%
     Class A Principal Collections . . . . . . . .  $_________

 CLASS B PRINCIPAL PERCENTAGE  . . . . . . . . . . . . . . . . .  _________%
     Class B Principal Collections . . . . . . . .  $_________

 COLLATERAL PRINCIPAL PERCENTAGE . . . . . . . . . . . . . . . .  _________%
     Collateral Principal Collections  . . . . . .  $_________

 CLASS D PRINCIPAL PERCENTAGE  . . . . . . . . . . . . . . . . .  _________%
     Class D Principal Collections . . . . . . . .  $_________

 AVAILABLE PRINCIPAL COLLECTIONS . . . . . . . . . . . . . . . .  $_________

 REDIRECTED PRINCIPAL COLLECTIONS  . . . . . . . . . . . . . . .  $_________

 SERIES 1998-3 PRINCIPAL SHORTFALL . . . . . . . . . . . . . . .  $_________

 SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
 PRINCIPAL SHARING SERIES  . . . . . . . . . . . . . . . . . . .  $_________

 ACCUMULATION --

     Controlled Accumulation Amount  . . . . . . .  $_________
     Deficit Controlled Accumulation Amount  . . .  $_________
 CONTROLLED DEPOSIT AMOUNT . . . . . . . . . . . . . . . . . . .  $_________

 PRINCIPAL FUNDING ACCOUNT BALANCE . . . . . . . . . . . . . . .  $_________

 SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER
 PRINCIPAL SHARING SERIES  . . . . . . . . . . . . . . . . . . .  $_________

 INVESTOR CHARGE OFFS AND RECOVERIES--

 CLASS A INVESTOR CHARGE OFFS  . . . . . . . . . . . . . . . . .  $_________
 REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
   THAN BY PRINCIPAL PAYMENTS) . . . . . . . . . . . . . . . . .  $_________
 REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER
   THAN BY PRINCIPAL PAYMENTS) . . . . . . . . . . . . . . . . .  $_________
 REDUCTION IN CLASS D INVESTED AMOUNT (OTHER
   THAN BY PRINCIPAL PAYMENTS) . . . . . . . . . . . . . . . . .  $_________
 PREVIOUS CLASS A CHARGE OFFS REIMBURSED . . . . . . . . . . . .  $_________
 PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED  . . . .  $_________
 PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS REIMBURSED . . .  $_________
 PREVIOUS CLASS D INVESTED AMOUNT REIMBURSED . . . . . . . . . .  $_________


                                      PARTNERS FIRST HOLDINGS, LLC,
                                      as Servicer


                                      By: ____________________________
                                          Name:
                                          Title:






                                                                  EXHIBIT D

                   FORM OF MONTHLY SERVICER'S CERTIFICATE

                        PARTNERS FIRST HOLDINGS, LLC

                  PARTNERS FIRST CREDIT CARD MASTER TRUST
                               SERIES 1998-3

         The undersigned, a duly authorized representative of PARTNERS FIRST HOLDINGS, LLC, as Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among the Partners First Holdings, LLC, as Servicer, Partners First Receivables, Funding, LLC, as Transferor, and The Bank of New York, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

         2. Partners First Holdings, LLC is, as of the date hereof, the Servicer under the Agreement.

         3.  The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on __________ ____, _____.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of __________, ____.

                                   PARTNERS FIRST HOLDINGS, LLC,
                                   Servicer

                                   By: _____________________________
                                       Name:
                                       Title: